Exhibit 1.1

EXECUTION COPY

Up to 4,787,315 Shares

RHINEBECK BANCORP, INC.

(a Maryland corporation)

Common Stock

(par value $0.01 per share)

AGENCY AGREEMENT

November 9, 2018

Sandler O’Neill & Partners, L.P.

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

Rhinebeck Bancorp, Inc., a Maryland corporation (the “Company”), Rhinebeck Bancorp, MHC, a New York-chartered mutual holding company (the “MHC”) and Rhinebeck Bank, a New York-chartered stock savings bank (the “Bank”), hereby confirm their agreement with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill” or the “Agent”) with respect to the offer and sale by the Company of up to 4,787,315 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The shares of Common Stock to be sold by the Company in the Offerings (as defined below) are hereinafter called the “Securities.” In addition, as described herein, the Company will contribute a number of shares of Common Stock to Rhinebeck Bank Community Foundation (the “Foundation”) equal to 2% of the Company’s issued and outstanding shares of Common Stock upon completion of the Offerings (such shares hereinafter being referred to as the “Foundation Shares”).

The Securities are being offered for sale and the Foundation Shares are being contributed all in accordance with the Plan of Reorganization and Minority Stock Issuance (the “Plan”) adopted by the Board of Trustees of the MHC, and the Boards of Directors of the Company and the Bank which provides for the reorganization of the MHC and the Bank into the two-tier mutual holding company structure. The reorganization will be effected pursuant to the following steps: (i) the establishment of the Company as a Maryland-chartered subsidiary of the MHC and (ii) the contribution by the MHC of the common stock of the Bank and certain additional assets and liabilities to the Company in exchange for 55.0% of the Company’s Common Stock. Also, concurrently with the reorganization, the Company will contribute the Foundation Shares to the Foundation and sell Common Stock pursuant to the Plan and in compliance with the regulations of the Board of Governors of the Federal Reserve System (the “FRB”) of up to 49.9% of the Common Stock of the Company. However, the Company currently plans to sell up to approximately 45.0% of its Common Stock in accordance with the Plan, inclusive of the shares to be contributed to the Foundation. As a result of the sale of its Common Stock under the Plan, including the contribution of its Common Stock to the Foundation, the MHC will own approximately 55.0% of the Company’s outstanding Common Stock.

Pursuant to the Plan, the Company will offer to certain depositors of the Bank and to the Bank’s employee stock ownership plan (the “ESOP”), rights to subscribe for the Securities in a subscription offering (the “Subscription Offering”). Securities that are not subscribed for in the Subscription Offering may be offered to certain members of the general public in a community offering (the “Community Offering”), with preference given to natural persons (including trusts of natural persons) residing in the New York counties of Columbia, Duchess, Orange and Ulster. The Community Offering, which together with the Subscription Offering, as each may be extended or reopened from time to time, are herein referred to as the “Subscription and Community Offering.” It is currently anticipated that any Securities not subscribed for in the Subscription and Community Offering will be offered, subject to Section 2 hereof, in a syndicated offering (the “Syndicated Offering”) or in a firm commitment public offering (the “Public Offering”); provided, however, that the Community Offering may be held concurrently with, during or after the Subscription Offering and the Syndicated Offering or the Public Offering. The Subscription and Community Offering, the Syndicated Offering and the Public Offering are hereinafter referred to collectively as the “Offerings.” It is acknowledged that the number of Securities to be sold in the Offerings may be increased or decreased as described in the Prospectus (as hereinafter defined). If the number of Securities is increased or decreased in accordance with the Plan, the term “Securities” shall mean such greater or lesser number, where applicable. If there is a Public Offering, the Public Offering will be governed by a separate Underwriting Agreement, as hereinafter defined, as described in Section 2 hereof. The reorganization of the MHC and the Bank into the two-tier form of mutual holding company structure, including in connection therewith, the formation of the Company, the acquisition of the capital stock of the Bank by the Company, the contribution of the Foundation Shares to the Foundation and the Offerings are referred to herein collectively as the “Reorganization.”

Immediately following the consummation of the Offerings, subject to compliance with certain conditions as may be imposed by regulatory authorities, the Company will contribute to the Foundation a number of shares of Common Stock equal to 2.0% of the outstanding shares of the Company Common Stock plus $200,000.00 in cash.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-227266), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter, including post-effective amendments thereto containing the preliminary and final prospectus for the Public Offering, if any) and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the rules and regulations of the Commission promulgated under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”), as well as the preliminary prospectus, if any, as defined in Rule 430A of the Securities Act Regulations contained in a post-effective amendment to the Registration Statement or a new registration statement and the final prospectus filed pursuant to Rule 430A and Rule 424(b) of the Securities Act Regulations for use in the Public Offering), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Subscription and Community Offering, the Syndicated Offering or the Public Offering, if any, which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Agent for such use.

Concurrently with the execution of this Agreement, the Company is delivering to the Agent copies of the Prospectus of the Company to be used in the Subscription and Community Offering and, if necessary, will deliver copies of the Prospectus and a prospectus supplement for use in a Syndicated Offering or Public Offering, if any. Such Prospectus contains information with respect to the Bank, the Company, the MHC and the Common Stock.

2

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a)          The Company, the Bank and the MHC jointly and severally represent and warrant to the Agent as of the date hereof as follows:

(i)          The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company, the Bank and the MHC, threatened by the Commission. At the time the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date hereof does not, and at the Closing Time referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information with respect to the Agent furnished to the Company in writing by the Agent or its counsel expressly for use in the Registration Statement or Prospectus which the Company, the Bank and the MHC agree consists solely of the Agent Information (as hereinafter defined) described as such in Section 6(a) hereof.

(ii)         At the time of filing the Registration Statement relating to the offering of the Securities and as of the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Rule 405 of the Securities Act Regulations. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h) of the Securities Act Regulations, the Company met the conditions required by Rules 164 and 433 of the Securities Act Regulations for the use of a free writing prospectus. If required to be filed, the Company has filed any issuer free writing prospectus related to the Securities at the time it was required to be filed under Rule 433 of the Securities Act Regulations and, if not required to be filed, it has retained such free writing prospectus in the Company’s records pursuant to Rule 433(g) of the Securities Act Regulations and, if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Company will file or retain such free writing prospectus as required by Rule 433 of the Securities Act Regulations.

(iii)        As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included nor will include any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Agent expressly for use therein, it being understood and agreed that the only information furnished by the Agent consists of the Agent Information described in Section 6(a) hereof. As used in this paragraph and elsewhere in this Agreement:

3

1.          “Applicable Time” means each and every date when a potential purchaser submitted a subscription or otherwise committed to purchase Securities.

2.          “Statutory Prospectus”, as of any time, means the Prospectus relating to the Securities that is included in the Registration Statement relating to the Securities immediately prior to the relevant Applicable Time, including any document incorporated by reference therein.

3.          “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h) of the Securities Act Regulations, relating to the Securities. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act, without regard to Rule 172 or Rule 173 of the Securities Act Regulations.

4.          “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5.          “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the Securities Act Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii) of the Securities Act Regulations or otherwise, even though not required to be filed with the Commission.

6.          “Permitted Free Writing Prospectus” means any free writing prospectus consented to by the Company and the Agent.

(iv)        Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the Securities or until any earlier date that the Company notified or notifies the Agent (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the offering of the Securities, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus materially conflicted, conflicts or would conflict with the information contained in the Registration Statement relating to the offering of the Securities or included, includes or would include an untrue statement of a material fact or omitted, omits or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Agent so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with the Agent Information furnished to the Company by the Agent expressly for use therein.

(v)         The Prospectus and each Issuer-Represented Free Writing Prospectus when filed, if filed by electronic transmission, pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Agent for use in connection with the offer and sale of the Securities.

4

(vi)        The Company has filed with the FRB an application on Form FRY-3 for approval, pursuant to Section 3(a)(1) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), and the regulations promulgated thereunder for the Company to become a bank holding company with respect to the Bank (the “Holding Company Application”). The Company has received written notice from the FRB of its approval of the Holding Company Application, such approval remains in full force and effect, no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the FRB. At the date of such approval and at the Closing Time referred to in Section 2 hereof, the Holding Company Application complied and will comply in all material respects with the applicable provisions of BHC Act and the regulations promulgated thereunder and the Holding Company Application is truthful and accurate in all material respects.

(vii)       The MHC and the Bank have filed with the New York Department of Financial Services (the “New York Department”) an Application for Reorganization and Formation of a Mid-Tier Stock Holding Company, including copies of the MHC’s and the Bank’s proxy statement for a special meeting of the Bank’s depositors (the “Special Meeting”) relating to approval of the Plan and establishment of and the contribution of shares of Common Stock to the Foundation (the “MHC Proxy Statement”), the Reorganization Valuation Appraisal Report (the “Appraisal”) prepared by RP Financial, LC., the Prospectus and material relating to the Foundation (together with any other required ancillary applications and/or notices and amendments thereto, the “New York Application”), as required by Section 143-a of the New York State Banking Law (the “New York Banking Law”) and 3 CRR-NY Sup. Proc. CB 105. The MHC and the Bank have received written notice from the New York Department of its approval of the reorganization into the two-tier form of mutual holding company structure including the acquisition of control of the Bank by the Company and the establishment of and contribution to the Foundation, such approvals remain in full force and effect, no order has been issued by the New York Department suspending or revoking such approvals and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the New York Department. At the date of such approval and at the Closing Time referred to in Section 2 hereof, the New York Application complied and will comply in all material respects with the applicable provisions of New York Banking Law and the regulations promulgated thereunder (except to the extent waived by the New York Department) and the New York Application is truthful and accurate in all material respects.

(viii)      The Plan has been duly adopted by the Boards of Directors of the Company and the Bank and the Board of Trustees of the MHC and such adoption has not since been rescinded or revoked.

(ix)         At the time of their use, the MHC Proxy Statement and any other proxy solicitation materials with respect to the Special Meeting will comply in all material respects with the applicable provisions of the New York Banking Law and the applicable regulations of the FRB (the “FRB Regulations”) and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company and the MHC will promptly file the Prospectus and any supplemental sales literature with the Commission, the FRB and the New York Department. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Closing Time referred to in Section 2 hereof, complied and will comply in all material respects with the applicable requirements of the FRB Regulations, New York Banking Law and the Securities Act Regulations and, at or prior to the time of their first use, will have received all required authorizations of the FRB, the New York Department and the Commission for use in final form.

(x)          None of the Commission, the FRB, the New York Department or any state securities “Blue Sky” authority, if applicable, has by order or otherwise, prevented or suspended the use of the MHC Proxy Statement, the Prospectus or any supplemental sales literature authorized by the Company, the MHC or the Bank for use in connection with the Offerings, and no actions or proceedings for such purposes are pending or, to the knowledge of the Company, the MHC or the Bank, threatened.

5

(xi)         At the Closing Time referred to in Section 2 hereof, the Company, the MHC and the Bank will have completed the conditions precedent to the Reorganization and the contribution of the Foundation Shares to the Foundation in accordance with the Plan, New York Banking Law and applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Reorganization and the contribution of the Foundation Shares to the Foundation imposed upon the Company, the MHC or the Bank by the FRB and/or the New York Department, or any other regulatory authority, other than those which the regulatory authority permits to be completed after the Reorganization or which has been waived thereby. The Reorganization and other transactions contemplated hereby do not and will not require any material consent, approval, authorization or permit or filing with any other governmental agency or regulatory authority, except as disclosed in the Prospectus.

(xii)        RP Financial, LC. (the “Appraiser”), which prepared the valuation of the Company as part of the Reorganization, has advised the Company, the MHC and the Bank in writing that it satisfies all requirements for an appraiser set forth in the FRB Regulations and New York Banking Law and any interpretations or guidelines issued by the FRB or the New York Department or their respective staff with respect thereto and that it has not been advised by the FRB or the New York Department that it is not so qualified to prepare such valuation.

(xiii)       Baker Tilly Virchow Krause, LLP, the accountants who audited the consolidated financial statements of the MHC for the two-year period ended December 31, 2017 included in the Registration Statement, has advised the Company, the Bank and the MHC in writing that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the “AICPA”), that they are registered with the Public Company Accounting Oversight Board (“PCAOB”) and such accountants are, with respect to the MHC, the Company and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and the FRB Regulations.

(xiv)      The only direct subsidiaries of the MHC are the Company, the Bank and RSB Capital Trust I (“Capital Trust”). As of the date hereof, the Company has no subsidiaries; upon completion of the Reorganization, the only direct subsidiaries of the Company will be the Bank and the Capital Trust. The only direct subsidiaries of the Bank are listed on Exhibit A hereto (collectively with Capital Trust, the “Subsidiaries”). Except for the Subsidiaries, none of the MHC, the Company or the Bank, directly or indirectly, controls any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Neither the MHC nor the Company conduct any business other than indirectly through the Bank and the Subsidiaries. Upon completion of the Reorganization, the only direct subsidiary of the MHC will be the Company.

(xv)       The consolidated financial statements and the related notes thereto included in the Registration Statement, the Prospectus and the General Disclosure Package present fairly the financial position of the MHC and its Subsidiaries at the dates indicated and the statements of income, comprehensive income, changes in stockholders’ equity and cash flows for the periods specified, and comply as to form with the applicable accounting requirements of the Securities Act Regulations and the FRB Regulations; except as otherwise stated in the Registration Statement, the Prospectus and the General Disclosure Package, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and present fairly the information required to be stated therein except as noted therein. The other financial, statistical and pro forma information and related notes included in the Prospectus and the General Disclosure Package present fairly the information shown therein on a basis consistent with the audited financial statements included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

6

(xvi)      Since the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, except as otherwise stated therein: (A) there has been no material adverse change in the financial condition, results of operations, business affairs, management or prospects of the Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (“Material Adverse Effect”), (B) except for transactions specifically referred to or contemplated in the Registration Statement, the Prospectus and the General Disclosure Package, there have been no transactions entered into by the Company, the MHC, the Bank or the Subsidiaries, other than those in the ordinary course of business substantially consistent with past practice, which are material with respect to the Company, the MHC and the Bank, (C) the capitalization, liabilities, assets, properties and business of the Company and the Bank conform in all material respects to the descriptions contained in the Prospectus and the General Disclosure Package and none of the Company, the MHC, the Bank or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement, the Prospectus or the General Disclosure Package and (D) none of the Company, the MHC, the Bank or the Subsidiaries has issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus and the General Disclosure Package.

(xvii)     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the General Disclosure Package and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby; and the Company is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect. Upon completion of the Reorganization, the Company will be a registered bank holding company under the BHC Act.

(xviii)    Upon consummation of the Reorganization and the contribution of the Foundation Shares, the authorized, issued and outstanding capital stock of the Company will be within the range as set forth in the Prospectus and the General Disclosure Package under “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus and the General Disclosure Package); except as set forth elsewhere in this Agreement, except for 100 shares of Common Stock, all of which are beneficially owned and of record by the MHC (the “MHC Shares”), free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim, issued and outstanding as of the date hereof, no shares of Common Stock will be issued and outstanding prior to the Closing Time referenced in Section 2 hereof; as of the date hereof, the MHC Shares have been, and at the time of the Offerings, the MHC Shares, the Securities and the Foundation Shares will have been duly authorized for issuance and, in the case of the Securities, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, and in the case of the Foundation Shares, when contributed by the Company pursuant to the Plan, will be duly and validly issued and fully paid and nonassessable; the certificates and/or book entries, as applicable, representing the shares of Common Stock will conform to the requirements of applicable law and regulations; and the issuance of the Securities is not subject to preemptive or other similar rights except for subscription rights granted under the Plan in accordance with the FRB Regulations.

7

(xix)       The MHC has been duly organized and is validly existing as a New York-chartered mutual holding company with full corporate power and authority to own, lease and operate its properties, to conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package, and to enter into and perform its obligations under this Agreement and consummate the transactions contemplated hereby; the MHC is duly qualified to transact business and is in good standing under the laws of the State of New York. The MHC conducts business exclusively in the State of New York and is not required to qualify in any other jurisdiction. The MHC has no capital stock. The MHC does not own any equity securities or any equity interest in any business enterprise except the MHC Shares, the shares of common stock of Capital Trust and except as described in the Prospectus.

(xx)        The Bank has been duly organized and is validly existing as a New York-chartered savings bank in stock form with full corporate power and authority to own, lease and operate its property and to conduct its business as described in the Prospectus and the General Disclosure Package and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby. The Company, the MHC, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses and as described in the Prospectus and the General Disclosure Package, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a Material Adverse Effect. All such licenses, permits and other governmental authorizations are in full force and effect and the Company, the MHC, the Bank and the Subsidiaries are in all material respects in compliance therewith. None of the Company, the MHC, the Bank or the Subsidiaries has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect. Each of the Company, the Bank and the Subsidiaries is duly qualified to transact business and is in good standing under the laws of its jurisdiction of organization and is qualified as a foreign corporation in any jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

(xxi)       The Bank is a member in good standing of the Federal Home Loan Bank of New York; the deposit accounts of the Bank are insured by the FDIC up to the applicable limits.

(xxii)      The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”); 100 shares of Common Stock and no shares of Company Preferred Stock have been issued and will be outstanding prior to the Closing Time. The authorized capital stock of the Bank consists solely of 100 shares of common stock, par value $0.01 per share (“Bank Common Stock”). As of the date hereof, 100 shares of Bank Common Stock are issued and outstanding, all of which are beneficially owned and of record by the MHC, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim. The certificate representing the shares of the Bank Common Stock conforms with the requirements of applicable laws and regulations.

(xxiii)     The Company, the MHC and the Bank have taken all corporate action necessary for them to execute, deliver and perform this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by, and is the valid and binding agreement of the Company, the MHC and the Bank, and assuming due execution by the Agent, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws and the availability of equitable remedies.

8

(xxiv)    Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package and prior to the Closing Time, except as otherwise may be indicated or contemplated therein, none of the Company, the MHC or the Bank will have (A) except as otherwise set forth herein, issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of business from the same or similar sources and in similar amounts or as maybe contemplated, in each case as indicated in the Prospectus and the General Disclosure Package or (B) entered into any transaction or series of transactions which is material in light of the business of the Company, the MHC and the Bank, considered as one enterprise, excluding the origination, purchase and sale of loans or the purchase or sale of investment securities or mortgage-backed securities in the ordinary course of business consistent with past practice.

(xxv)     No approval of any regulatory or supervisory or other public authority is required in connection with the execution and delivery of this Agreement, the issuance of the Securities or the Foundation Shares or the consummation of the Reorganization that has not been obtained or will be obtained prior to the Closing Time, and a copy of which has been delivered to the Agent, except as may be required under the “blue sky” or state securities laws of various jurisdictions.

(xxvi)    None of the Company, the MHC, the Bank or any of the Subsidiaries is in violation of their respective organization certificate, articles of incorporation or bylaws; and none of the Company, the MHC, the Bank or any of the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the MHC, the Bank or any of the Subsidiaries is a party or by which it or either of them may be bound, or to which any of the property or assets of the Company, the MHC, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the MHC, the Bank or any of the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Holding Company Application or the New York Application that have not been so filed or described.

(xxvii)   The Reorganization and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company, the MHC and the Bank and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the MHC, the Company or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the MHC, the Company or the Bank is a party or by which it or either of them may be bound, or to which any of the property or assets of the Company, the MHC or the Bank is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the respective organization certificate, articles of incorporation or bylaws of the Company, the MHC or the Bank, or any applicable law, administrative regulation or administrative or court decree.

(xxviii)    No labor dispute with the employees of the Company, the MHC or the Bank exists or, to the knowledge of the Company or the Bank, is imminent or threatened; and the Company, the MHC and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might be expected to result in any Material Adverse Effect.

(xxix)      Each of the Company, the MHC, the Bank and the Subsidiaries has good and marketable title to all properties and assets for which ownership is material to the business of the Company, the MHC, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus and the General Disclosure Package as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus and the General Disclosure Package and all of the leases and subleases material to the business of the Company, the MHC, the Bank or the Subsidiaries under which the Company, the MHC, the Bank or the Subsidiaries hold properties, including those described in the Prospectus and the General Disclosure Package, are valid and binding agreements of the Company, the MHC, the Bank or the Subsidiaries, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws and availability of equitable remedies.

9

(xxx)        None of the Company, the MHC, the Bank or the Subsidiaries is in violation of any order or directive from the FRB, the New York Department, the FDIC, the Commission or any regulatory authority to make any material change in the method of conducting its respective  businesses; and the MHC, the Company, the Bank and the Subsidiaries have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the FRB, the New York Department, the FDIC and the Commission). None of the Company, the MHC, the Bank or any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the MHC, the Bank or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the Bank or any of the Subsidiaries that, in the reasonable judgment of the Company, the MHC or the Bank, is expected to result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or that might materially and adversely affect the consummation of the Reorganization or the performance of this Agreement. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depository institutions or holding companies of depository institutions, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the MHC, the Bank or any of the Subsidiaries.

(xxxi)      There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, the MHC or the Bank, threatened, against or affecting the Company, the MHC, the Bank or any of the Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might result in any Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof, the performance of this Agreement or the consummation of the Offerings; all pending legal or governmental proceedings to which the Company, the MHC the Bank or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to their business, are considered in the aggregate not material.

(xxxii)     The Company and the Bank have obtained (i) an opinion of their counsel, Luse Gorman, PC with respect to the legality of the Securities and the Foundation Shares to be issued and the federal income tax consequences of the Reorganization and (ii) the opinion of Baker Tilly Virchow Krause, LLP with respect to the New York state tax consequences of the Reorganization, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinions are accurately summarized in the Prospectus and the General Disclosure Package; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and none of the Company, the MHC or the Bank has taken or will take any action inconsistent therewith.

10

(xxxiii)    Neither the Company nor the Bank is and, upon completion of the Reorganization and the Offerings and sale of the Securities and the application of the net proceeds therefrom, will be, required to be registered under the Investment Company Act of 1940, as amended.

(xxxiv)     All of the loans represented as assets on the most recent consolidated financial statements or selected financial information of the MHC and on the financial statements included in the Prospectus and the General Disclosure Package meet or are exempt from all requirements of federal, state or local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxv)      To the knowledge of the Company, the MHC and the Bank, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase Securities in an amount up to 3.92% of the aggregate amount of Common Stock that will be sold in the Offerings and contributed to the Foundation, none of the Company, the Bank or their employees has made any payment of funds of the Company, the MHC or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxvi)     Each of the Company, the MHC, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxvii)    The Company, the MHC, the Bank and the Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder and any other applicable money laundering or similar or related laws and any related rules, regulations or guidelines issued, administered or enforced by any applicable governmental agency or regulatory authority. There is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company and the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder and any other applicable money laundering or similar or related laws and any related rules, regulations or guidelines issued, administered or enforced by any applicable governmental agency or regulatory authority.

11

(xxxviii)    None of the Company, the MHC, the Bank or any Subsidiary, nor any properties owned or operated by the Company, the Bank or any Subsidiary, is in material violation of or liable under any Environmental Law (as defined below). There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company, the MHC or the Bank, threatened, relating to the liability of any property owned or operated by the MHC, the Company, the Bank or any Subsidiary under any Environmental Law, except for such actions, suits or proceedings, or demands, claims, notices or investigations that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

(xxxix)     The Company, the MHC, the Bank and each Subsidiary have filed all federal, state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority. The MHC, the Company and the Bank have no knowledge of any tax deficiency that has been asserted or could be asserted against the Company, the Bank or any Subsidiary.

(xl)         The Company has submitted or will have submitted prior to Closing all notices required to consummate the Reorganization and to have the Securities listed on the Nasdaq Stock Market effective as of the Closing Time referred to in Section 2 hereof.

(xli)        At or prior to the Closing Time, the Company will have filed a Form 8-A for the Securities to be registered under Section 12(b) of the Exchange Act (the “Exchange Act Registration Statement”).

(xlii)      Except as previously disclosed, there are no affiliations or associations (as such terms are defined by the Financial Industry Regulatory Authority (“FINRA”)) between any member of FINRA and any of the Company’s, the MHC’s or the Bank’s officers or directors. None of the Company, the MHC or the Bank has: (i) issued any securities within the last 18 months (except for notes to evidence bank loans or other liabilities in the ordinary course of business, as described in the Prospectus and the General Disclosure Package or in connection with the formation of the Company); (ii) had any dealings with respect to sales of securities within the 12 months prior to the date hereof with any member of the FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the Offerings and purchases and sales of U.S. government and agency and other securities in the ordinary course of business; or (iii) engaged any intermediary between the Agent and the Company, the MHC and the Bank in connection with the Offerings, and no person is being compensated in any manner for such services.

(xliii)     The Company, the MHC, the Bank and each Subsidiary carries, or is covered by, and the Company will carry, or be covered by, prior to Closing, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties as is customary for companies engaged in similar industries.

(xliv)      The MHC, the Company and the Bank have not relied on the Agent or its counsel for any legal, tax or accounting advice in connection with the Offerings.

(xlv)        The records of eligible account holders, supplemental eligible account holders and other depositors of the Bank are accurate and complete in all material respects.

12

(xlvi)      The Company, the MHC, the Bank and each Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the Bank or any Subsidiary, respectively, would have any liability; each of the Company, the Bank and each Subsidiary has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the Bank and any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

(xlvii)     The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act, the rules and regulations of the Commission thereunder, and the Nasdaq corporate governance rules applicable to the Company, and will use its best efforts to comply with those provisions of the Sarbanes-Oxley Act and the Nasdaq corporate governance rules that will become effective in the future upon their effectiveness.

(xlviii)    No forward-looking statement (within the meaning of Section 27A of the Securities Act) contained in the Registration Statement, the General Disclosure Package, the Prospectus and any Issuer-Represented Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. Any statistical and market related data contained in any Issuer-Represented Free Writing Prospectus, the Prospectus and the Registration Statement are based on or derived from sources which the Company, the MHC and the Bank believe were reliable and accurate at the time they were filed with the Commission.

(xlix)      All of the information, as may have been updated or amended, provided to the Agent or to counsel for the Agent by the Company and the Bank and their respective officers and directors in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules 5110 and 5121 is true, complete and correct.

(l)           None of the Company, the MHC, the Bank or any of their affiliates do business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes. For purposes of this subsection, “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, the MHC or the Bank.

(li)          None of the Company, the MHC or the Bank or any other Subsidiaries, nor any director, officer, employee or, to the knowledge of the Company, the MHC or the Bank, any agent or affiliate thereof is (a) currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or relevant sanctioning authority; (b) located, organized or resident in a country or territory that is the subject of such sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria); and (c) the Company will not, directly or indirectly, use the proceeds of the Offerings, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or engage in dealings or transactions with any person, or in any country, or territory, subject to any U.S. sanctions administered by OFAC or relevant sanctioning authority.

13

(lii)        None of the Company, the MHC, the Bank or any of the Subsidiaries nor any director, officer or employee of the Company, the MHC, the Bank or any of the Subsidiaries nor, to the knowledge of the Company, the MHC or the Bank, any agent, affiliate or other person associated with or acting on behalf of the Company, the MHC, the Bank or any of the Subsidiaries has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (d) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company, the MHC, the Bank and the Subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

(liii)      The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities; and (ii) are effective in all material respects to perform the functions for which they were established. There (i) are not any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize, and report financial data or (ii) has not been any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since September 30, 2018, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(liv)        Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

(A)         The Company and the Bank have complied in all material respects with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or the Bank and have satisfied, (i) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (ii) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or the Bank and any Agency, Loan Investor or Insurer (as such terms are hereinafter defined), (iii) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (iv) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(B)         No Agency, Loan Investor or Insurer has (i) claimed in writing that the Company or the Bank has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or the Bank to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (ii) imposed in writing restrictions on the activities (including commitment authority) of the Company or the Bank or (iii) indicated in writing to the Company or the Bank that it has terminated or intends to terminate its relationship with the Company or the Bank for poor performance, poor loan quality or concern with respect to the Company’s or the Bank’s compliance with laws.

14

For purposes of hereof (X) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal National Mortgage Association, the U.S. Department of Veterans’ Affairs, the Rural Development Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or the Bank or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; (Y) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or the Bank or a security backed by or representing an interest in any such mortgage loan; and (Z) “Insurer” means a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or the Bank, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(lv)         Except as described in the Prospectus and the General Disclosure Package, there are no contractual encumbrances or contractual restrictions or regulatory restrictions on the ability (i) of the Company or the Bank to pay dividends or to make any other distributions on the Company’s or the Bank’s capital stock or (ii) of the Company or the Bank (A) to pay any indebtedness owed to the Company or the Bank, (B) to make any loans or advances to, or investments in, the Company or the Bank, subject to applicable law and regulation, or (C) to transfer any of its property or assets to the Company or the Bank.

(lvi)        The Foundation has been duly authorized and incorporated and is validly existing as a non-stock corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Foundation will not be a bank holding company with the meaning of 12 C.F.R. Section 225.2(c) as a result of the issuance of shares of Common Stock to it in accordance with the terms of the Plan and in the amounts as described in the Prospectus; no approvals are required to establish the Foundation and to contribute the shares of Common Stock thereto as described in the Prospectus other than those obtained from the FRB and the New York Department; except as specifically disclosed in the Prospectus, there are no agreements and/or understandings, written or oral, between the Company and the Bank on the one hand and the Foundation, on the other, with respect to the control, directly or indirectly, over the voting and the acquisition or disposition of the Foundation Shares; neither the Company nor the Bank expect to make further contributions to the Foundation within the first five years after the initial contribution thereto in accordance with the Plan unless such contribution would be deductible thereby under the Code; at the Closing Time, the Foundation Shares will have been duly authorized for issuance and, when issued and contributed by the Company pursuant to the Plan, will be duly and validly issued and fully paid and nonassessable. The issuance of the Foundation Shares to the Foundation pursuant to the Plan has been registered under the Securities Act pursuant to the Registration Statement.

(lvii)      The Bank has, in all material respects, properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable law and regulations. Neither the Bank nor, to the knowledge of the Company, the MHC or the Bank, any director, officer or employee of the Bank has committed any breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account.

15

(b)          Any certificate signed by any officer of the Company or the Bank and delivered to the Agent or counsel for the Agent shall be deemed a representation and warranty by the Company or the Bank to the Agent and, for purposes of the opinions to be delivered to the Agent pursuant to Sections 5(b)(1) and 5(b)(2) hereof, to the counsel for the Company and the Agent, respectively, as to matters covered thereby.

SECTION 2. APPOINTMENT OF AGENT; SALE AND DELIVERY OF THE SECURITIES; CLOSING. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby appoints Sandler O’Neill (i) as its exclusive marketing agent to consult with and advise the Company, and to assist the Company with the solicitation of subscriptions and purchase orders for the Securities, in the Subscription Offering and the Community Offering; (ii) as sole book-running manager in connection with the solicitation of purchase orders for the Securities in the Syndicated Offering, if applicable, and (iii) as the sole book-running manager in the Public Offering, if applicable. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, Sandler O’Neill accepts such appointment and agrees to use its best efforts to assist the Company with the solicitation of subscriptions and purchase orders for Securities in the Subscription and Community Offering and in any Syndicated Offering in accordance with this Agreement; provided, however, that the Agent shall not be obligated to take any action that is inconsistent with any applicable laws, regulations, decisions or orders.

The services to be rendered pursuant to this appointment include the following: (i) consulting as to the securities marketing implications of the Plan, including the percentage of common stock to be offered in the Offerings; (ii) reviewing with the Board of Directors the financial impact of the Offerings on the Company, based upon the Appraiser’s appraisal of the Common Stock; (iii) reviewing all offering documents, including the Prospectus, stock order forms and related offering materials (it being understood that preparation and filing of such documents is the sole responsibility of the MHC, the Company, the Bank and their counsel); (iv) assisting in the design and implementation of a marketing strategy for the Offerings; (v) assisting the Company’s and the Bank’s management in scheduling and preparing for discussions or meetings with potential investors and/or other broker-dealers in connection with the Offerings, including assistance in preparing presentation materials for such meetings (it being understood that the Company and the Bank shall be solely responsible for the contents of such materials); and (vi) providing such other general advice and assistance as may be reasonably necessary to promote the successful completion of the Offerings.

The appointment of the Agent hereunder shall terminate upon the earlier of (i) forty-five (45) days after the last day of the Subscription Offering and, if held, the Community Offering, unless the Company and the Agent agree in writing to extend such period and any applicable regulator, if required, agrees to extend the period of time in which the Securities may be sold, (ii) the receipt and acceptance of subscriptions and purchase orders for all of the Securities, or (iii) the completion of the Syndicated Offering or Public Offering, if applicable.

If any of the Securities remain available after the expiration of the Subscription Offering and, if held, the Community Offering, at the request of the Company and the Bank, the Agent will either (i) seek to form a syndicate of registered brokers or dealers (“Selected Dealers”) to assist in the solicitation of purchase orders of such Securities on a best efforts basis in a Syndicated Offering or (ii) enter into an underwriting agreement with the Company and the Bank (the “Underwriting Agreement”) for the Public Offering substantially in the form attached as Exhibit B to this Agreement. Sandler O’Neill will serve as sole book-running manager of any Syndicated Offering or Public Offering. The Agent will endeavor to distribute the Securities among the Selected Dealers or selected underwriters, as applicable, in a fashion that best meets the distribution objectives of the Company and the Bank and the requirements of the Plan, which may result in limiting the allocation of stock to certain Selected Dealers or selected underwriters, as applicable. It is understood that in no event shall the Agent be obligated to act as a Selected Dealer to enter into the Underwriting Agreement or to take or purchase any Securities except pursuant to the Underwriting Agreement.

16

In the event the Company is unable to sell at least the minimum amount of the Securities, as set forth on the cover page of the Prospectus, within the period herein provided, this Agreement shall terminate and the Company shall refund promptly to any persons who have subscribed for any of the Securities the full amount that it may have received from them, together with interest as provided in the Prospectus and the General Disclosure Package, and no party to this Agreement shall have any obligation to the others hereunder, except for the obligations of the Company and the Bank as set forth in Sections 4, 6(a) and 7 hereof and the obligations of the Agent as provided in Sections 6(b) and 7 hereof. Appropriate arrangements for promptly placing the funds received from subscriptions for Securities or other offers to purchase Securities in special interest-bearing accounts with the Bank until all Securities are sold and paid for were made by the Company prior to the commencement of the Subscription Offering, with provision for refund to the purchasers as set forth above, or for delivery to the Company if all Securities are sold.

If at least the minimum amount of Securities, as set forth on the cover page of the Prospectus, are sold, the Company agrees to issue or have issued the Securities sold and to release for delivery certificates for such Securities or statements reflecting book entry ownership of such Securities at the Closing Time against payment therefor by release of funds from the special interest-bearing accounts referred to above. The closing shall be held at the offices of Luse Gorman, PC, at 10:00 a.m., Eastern Time, or at such other place and time as shall be agreed upon by the parties hereto, on a business day to be agreed upon by the parties hereto. Certificates or statements reflecting book-entry ownership of Securities shall be delivered directly to the purchasers thereof in accordance with their directions. Notwithstanding the foregoing, certificates or statements reflecting book-entry ownership of Securities purchased through Selected Dealers shall be made available to the Agent for inspection at least 24 hours prior to the Closing Time at such office as the Agent shall designate. The hour and date upon which the Company shall release for delivery all of the Securities, in accordance with the terms hereof, is herein called the “Closing Time.”

The Company will pay any stock issue and transfer taxes that may be payable with respect to the sale of the Securities.

In addition to the reimbursement of the expenses specified in Section 4 hereof, the Agent will receive:

(a)          as compensation for its marketing agent services in the Subscription and Community Offerings, a fee of one percent (1.0%) of the aggregate purchase price of the Securities sold in the Subscription Offering, excluding in each case shares purchased by or contributed to (i) any employee benefit plan or trust of the Company or the Bank established for the benefit of their respective directors, officers and employees, (ii) any director, officer or employee of the Company or the Bank or members of their immediate families (which term shall mean parents, spouse, children and grandchildren) whether directly or through a personal trust and (iii) the Foundation; and

(b)          with respect to any Securities sold in the Syndicated Offering, an aggregate fee of five percent (5.0%) of the aggregate purchase price of Securities sold in the Syndicated Offering.

If this Agreement is terminated by the Agent in accordance with the provisions of Section 9(a) hereof or the Offerings are terminated by the Company, no fee shall be payable by the Company to the Agent; provided, however, that the Company shall reimburse the Agent in accordance with the provisions of Section 4 hereof for all of its reasonable out-of-pocket expenses, up to $150,000, incurred prior to termination. In addition, the Company shall be obligated to pay the other fees and expenses as contemplated by the provisions of Section 4 hereof in the event of any such termination. In addition, the Agent will receive a fee of $25,000 for certain records management agent services set forth in the letter dated June 29, 2018 by and among the Agent, the Company, the MHC and the Bank.

17

All fees payable to the Agent hereunder shall be payable in immediately available funds at the Closing Time, or upon the termination of this Agreement, as the case may be.

SECTION 3. COVENANTS OF THE MHC, THE COMPANY AND THE BANK. The MHC, the Company and the Bank jointly and severally covenant with the Agent as follows:

(a)          The MHC, the Company and the Bank will prepare and file such amendments or supplements to the Registration Statement, the Prospectus, the Holding Company Application, the New York Application and the MHC Proxy Statement as may hereafter be required by the Securities Act Regulations, the FRB Regulations or New York Banking Law or as may hereafter be requested by the Agent. Following completion of the Subscription and Community Offering or in the event of a Syndicated Offering or a Public Offering, the Company and the Bank will (i) promptly prepare and file with the Commission, if required, a post-effective amendment to the Registration Statement relating to the results of the Subscription and Community Offering, any additional information with respect to the proposed plan of distribution, including the Syndicated Offering or the Public Offering, if any, and any revised pricing information or (ii) if no such post-effective amendment is required, file with the Commission a prospectus or prospectus supplement containing information relating to the results of the Subscription and Community Offering and pricing information pursuant to Rule 424 of the Securities Act Regulations, in either case in a form acceptable to the Agent. The Company and the Bank will notify the Agent immediately, and confirm the notice in writing, (i) of the effectiveness of any post-effective amendment of the Registration Statement, the filing of any supplement to the Prospectus and the filing of any amendment to the Holding Company Application or the New York Application, (ii) of the receipt of any comments from the FRB, the New York Department or the Commission with respect to the transactions contemplated by this Agreement or the Plan, (iii) of any request by the Commission, the FRB or the New York Department for any amendment to the Registration Statement, the Holding Company Application or the New York Application or any amendment or supplement to the Prospectus or for additional information, (iv) of the issuance by the FRB of any order suspending its approval of the Holding Company Application or the initiation of any proceedings for that purpose, (v) of the issuance by the New York Department of any order suspending its approval of the New York Application or the initiation of any proceedings for that purpose, (vi) of the issuance by the Commission, the FRB or the New York Department of an order suspending the Offerings or the use of the Prospectus or any Issuer-Represented Free Writing Prospectus or the initiation or threatened initiation of such proceedings, (vii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (viii) of the receipt of any notice with respect to the suspension of any qualification of the Securities for offering or sale in any jurisdiction. The Company, the MHC and the Bank will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

18

(b)          The Company represents and agrees that, unless it obtains the prior consent of the Agent, and the Agent represents and agrees that, unless it obtains the prior consent of the Company, they have not made and will not make any offer relating to the Securities that would constitute an Issuer-Represented Free Writing Prospectus or that would constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act Regulations, required to be filed with the Commission. The Company represents that it has and will comply with the requirements of Rule 433 of the Securities Act Regulations applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act without regard to Rule 172 or 173 of the Securities Act Regulations. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus materially conflicted or would materially conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will notify promptly the Agent so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented and the Company will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Agent expressly for use therein.

(c)          The MHC, the Company and the Bank will give the Agent notice of their intention to file or prepare any amendment to the Holding Company Application, the New York Application or the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use in connection with any Syndicated Offering or Public Offering that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Agent with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Agent or counsel for the Agent may reasonably object.

(d)          The MHC, the Company and the Bank will deliver to the Agent as many signed copies and as many conformed copies of the Holding Company Application, the New York Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Agent may reasonably request, and from time to time such number of copies of the Prospectus as the Agent may reasonably request.

(e)          During the period when the Prospectus is required to be delivered, the Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed upon them by the FRB and the New York Department by the applicable FRB Regulations and New York Banking Law, as from time to time in force, and by the Nasdaq Stock Market, the Securities Act, the Securities Act Regulations, the Exchange Act, and the Exchange Act Regulations, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(f)          If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Agent, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or if it is necessary to amend or supplement the Prospectus to comply with applicable law and regulation, the Company, the MHC and the Bank will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance reasonably satisfactory to counsel for the Agent) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or so the Prospectus will comply with applicable law and regulation, and the Company and the Bank will furnish to the Agent a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company, the MHC and the Bank will each furnish such information with respect to itself as the Agent may from time to time reasonably request.

19

(g)          The Company, the MHC and the Bank will take all necessary action, in cooperation with the Agent, to qualify the Securities and the Foundation Shares, to the extent applicable, for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the FRB Regulations may require and as the Agent and the Company have agreed; provided, however, that none of the Company, the MHC or the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities have been so qualified, the Company, the MHC and the Bank will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(h)          The Company authorizes the Agent and any Selected Dealer to act as agents of the Company in distributing the Prospectus to persons entitled to receive subscription rights and other persons to be offered Securities having record addresses in the states or jurisdictions set forth in a survey of the securities or “blue sky” laws of the various jurisdictions in which the Offerings will be made (the “Blue Sky Survey”).

(i)           The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

(j)           During the period ending on the third anniversary of the date on which the closing of the transactions contemplated hereby occurs, the Company will furnish to its shareholders as soon as practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and the Bank for such quarter in reasonable detail. In addition, the Company will use its reasonable best efforts to make such annual report and quarterly consolidated summary financial information public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to shareholders of the Company.

(k)          During the period ending on the third anniversary of the date on which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Agent (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to shareholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Agent may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Agent.

(l)           The Company, the MHC and the Bank will (i) use their best efforts to complete the conditions precedent to the Offerings and the Reorganization in accordance with the Plan, the applicable FRB Regulations, applicable New York Banking Law and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Reorganization and the Offerings imposed upon the Company, the MHC or the Bank by the Commission, the FRB, the New York Department or any other regulatory authority or state securities (blue sky) authority, and to comply with those which the regulatory authority permits to be completed after the Reorganization and the Offerings; and (ii) conduct the Reorganization and the Offerings in the manner described in the Prospectus and in accordance with the Plan, the FRB Regulations, New York Banking Law and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Reorganization and the Offerings imposed upon the Company, the MHC and the Bank by the Commission, the FRB, the New York Department or any other regulatory or blue sky authority.

20

(m)         The Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed by the Commission, the FRB, the New York Department and the Nasdaq Stock Market or pursuant to the applicable Securities Act Regulations, FRB Regulations and New York Banking Law as from time to time in force.

(n)          The Company will promptly inform the Agent upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Reorganization and the Offerings.

(o)          Each of the Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus and the General Disclosure Package under “How We Intend to Use the Proceeds from the Offering.”

(p)          The Company will report the use of proceeds from the Offerings on its first periodic report following the Closing Time filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(q)          The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Stock Market and, once listed on the Nasdaq Stock Market, the Company will comply with all applicable listing standards required by the Nasdaq Stock Market.

(r)           The Company, the MHC and the Bank will take such actions and furnish such information as are reasonably requested by the Agent in order for the Agent to ensure compliance with FINRA Rules 5130 and 5131.

(s)           Other than in connection with any employee benefit plan or arrangement described in the Prospectus and the General Disclosure Package, the Company will not, without the prior written consent of the Agent, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities and the Foundation Shares for a period of 180 days following the Closing Time.

(t)           During the period beginning on the date hereof and ending on the later of the third anniversary of the Closing Time or the date on which the Agent receives full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Sections 6 or 7 hereof, respectively, made prior to the third anniversary of the Closing Time, none of the Company , the MHC or the Bank shall, without the prior written consent of the Agent, which consent shall not be unreasonably withheld, take or permit to be taken any action that could result in the Common Stock or the Bank Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 3.92% of the aggregate amount of Common Stock that will be sold in the Offerings and issued to the Foundation.

21

(u)          The Company, the MHC and the Bank will comply with the conditions imposed by or agreed to with the FRB and New York Department in connection with their respective approvals of the Holding Company Application and the New York Application, including the Plan.

(v)         The Company shall not deliver the Securities and the Foundation Shares until the Company and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Agent.

(w)         The Company, the MHC or the Bank will furnish to the Agent as early as practicable prior to the Closing Time, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Company, which have been read by Baker Tilly Virchow Krause LLP, as stated in their letters to be furnished pursuant to subsections (f) and (g) of Section 5 hereof.

(x)          During the period in which the Prospectus is required to be delivered, each of the Company, the MHC and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the FRB, the New York Department, the FDIC and the Nasdaq Stock Market.

(y)          The Company, the MHC and the Bank will not amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without the consent of the Agent.

(z)          The Company, the MHC and the Bank will not, prior to the Closing Time, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business substantially consistent with past practice, except as contemplated by the Prospectus and the General Disclosure Package.

(aa)        The Company, the MHC and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the obligations of the Agent specified in Section 5 hereof.

(bb)       The Company, the MHC and the Bank will provide the Agent with any information necessary to carry out the allocation of the Securities in the event of an oversubscription, and such information will be accurate and reliable in all material respects.

(cc)        The Company, the MHC and the Bank will notify the Agent when funds have been received for the minimum number of Securities set forth in the Prospectus.

(dd)       The Company and the Bank shall use their best efforts to ensure that the Foundation submits within the time frames required by applicable law a request to the Internal Revenue Service to be recognized as a tax-exempt organization under Section 501(c)(3) of the Code; the Company and the Bank will not take any action which may reasonably be expected to result in the possible loss of the Foundation’s tax-exempt status; and neither the Company nor the Bank will contribute any additional assets to the Foundation until such time that such additional contributions will be deductible for federal and state income tax purposes.

22

SECTION 4. PAYMENT OF EXPENSES. The MHC, the Company and the Bank jointly and severally agree to pay all expenses incident to the performance of their obligations under this Agreement, including but not limited to (i) the cost of obtaining all securities and bank regulatory approvals, including any required FINRA filing fees, including the filing fees paid by the Agent referenced below, (ii) the cost of printing and distributing the Offering materials, (iii) the costs of Blue Sky qualification (including fees and expenses of Blue Sky counsel) of the Securities in the various states, (iv) the fees and expenses incurred in connection with obtaining the listing of the Securities and the Foundation Shares on the Nasdaq Stock Market, (v) all fees and disbursements of the Company’s counsel, accountants and other advisors, and (vi) the establishment and operational expenses for the Stock Information Center (e.g. postage, telephones, supplies, temporary employees, etc.). In the event the Agent incurs any such fees and expenses on behalf of the Company or the Bank, the Bank will reimburse the Agent for such fees and expenses whether or not the Reorganization is consummated; provided however, that the Agent shall not incur any substantial expenses on behalf of the Company or the Bank pursuant to this section without the prior approval of the Bank.

The Company and the Bank jointly and severally agree to pay certain expenses incident to the performance of the Agent’s obligations under this Agreement, regardless of whether the Reorganization is consummated, including (i) the filing fees paid or incurred by the Agent in connection with all filings with FINRA and (ii) all reasonable documented out-of-pocket expenses up to $150,000 incurred by the Agent in connection with its services as marketing agent and as records management agent as described above including, without limitation, legal fees and expenses, travel, meals, lodging, postage, syndication and documentation expenses; provided, however, that the Agent shall document such expenses to the reasonable satisfaction of the Company and the Bank. All fees and expenses to which the Agent is entitled to reimbursement under this paragraph of this Section 4 shall be due and payable upon receipt by the Company or the Bank of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Agent.

SECTION 5. CONDITIONS OF AGENT’S OBLIGATIONS. The MHC, the Company, the Bank and the Agent agree that the issuance and the sale of Securities and all obligations of the Agent hereunder are subject to the accuracy in of the representations and warranties of the MHC, the Company and the Bank herein contained as of the date hereof and the Closing Time, to the accuracy in of the statements of officers and trustees of the MHC, the officers and directors of the Company and the Bank made pursuant to the provisions hereof, to the performance by the MHC, the Company and the Bank of their obligations hereunder, and to the following further conditions:

(a)          No stop order suspending the effectiveness of the Registration Statement, including any post-effective amendment thereto, shall have been issued under the Securities Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission; no order suspending the Offerings or authorization for final use of the Prospectus, including any prospectus included in a post-effective amendment to the Registration Statement, shall have been issued or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, or the FRB; and no order suspending the sale of the Securities in any jurisdiction shall have been issued.

(b)          At the Closing Time, the Agent shall have received:

(1)         The favorable opinion, dated as of the Closing Time, of Luse Gorman, PC, counsel for the MHC, the Company and the Bank, in form and substance satisfactory to counsel for the Agent, as attached hereto as Exhibit C.

(2)         The favorable opinion, dated as of the Closing Time, of Silver, Freedman, Taff & Tiernan LLP, counsel for the Agent, as to such matters as the Agent may reasonably require.

23

(3)         In addition to giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Luse Gorman, PC and Silver, Freedman, Taff & Tiernan LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial, pro forma, appraisal or statistical data included therein, as to which counsel need make no statement), at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial, pro forma, appraisal or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective, as of the date of the Prospectus or at the Closing Time, or (if applicable) that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

In giving their opinions, Luse Gorman, PC and Silver, Freedman, Taff & Tiernan LLP may rely as to matters of fact on certificates of officers and directors of the MHC, the Company and the Bank and certificates of public officials. Silver, Freedman, Taff & Tiernan LLP may also rely on the opinion of Luse Gorman, PC.

(c)          At the Closing Time referred to in Section 2 hereof, the Company, the Bank and the MHC shall have completed in all material respects the conditions precedent to the Reorganization in accordance with the Plan, the applicable FRB Regulations, New York Banking Law and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Reorganization imposed upon the Company, the MHC or the Bank by the FRB, the New York Department or any other regulatory authority other than those which the FRB, the New York Department or any such other regulatory authority permit to be completed after the Offerings.

(d)          At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business, and the Agent shall have received a certificate of the Chief Executive Officer of the MHC, the Company and the Bank and the Chief Financial Officer of the MHC, the Company and the Bank, dated as of Closing Time, to the effect that (i) there has been no such Material Adverse Effect, (ii) there shall have been no material transaction entered into by the MHC, the Company or the Bank from the latest date as of which the financial condition of the Company or the Bank, as set forth in the Registration Statement, the Prospectus and the General Disclosure Package other than transactions referred to or contemplated therein and transactions in the ordinary course of business substantially consistent with past practice, (iii) none of the Company, the MHC or the Bank shall have received from the FRB, the New York Department or the FDIC any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which order or direction, if any, shall have been disclosed in writing to the Agent) or which would materially and adversely affect the business, financial condition, results of operations or prospects of the Company, the MHC and the Bank, considered as one enterprise, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, (v) each of the Company, the MHC and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the Knowledge of the Company, the MHC or the Bank, threatened by the Commission, (vii) no order suspending the FRB’s approval of the Holding Company Application or the transactions contemplated thereby or the New York Department’s approval of the New York Application or the transactions contemplated thereby has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the FRB or the New York Department and no person has sought to obtain regulatory or judicial review of the action of the FRB or the New York Department in approving the Plan in accordance with the FRB Regulations and New York Banking Law nor has any person sought to obtain regulatory or judicial review of the action of the FRB in approving the Holding Company Application or the New York Department approving the New York Application, and (viii) no order suspending the Subscription and Community Offering, the Syndicated Offering or the Public Offering or authorization for use of the Prospectus has been issued and no proceedings for that purpose have been initiated by the FRB or the New York Department.

24

(e)          At the Closing Time, the Agent shall have received a certificate of the Chief Executive Officer of the MHC, the Company and the Bank and the Chief Financial Officer of the MHC, the Company and the Bank, dated as of Closing Time, to the effect that (i) they have reviewed the contents of the Registration Statement, the Prospectus and the General Disclosure Package; (ii) based on each of their knowledge, the Registration Statement, the Prospectus and the General Disclosure Package do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement, the Prospectus and the General Disclosure Package fairly present the financial condition and results of operations of the Company as of and for the dates and periods covered by the Registration Statement and the Prospectus; (iv) they are responsible for establishing and maintaining disclosure controls and procedures; (v) they have designed such disclosure controls and procedures to ensure that material information relating to the Company, the MHC and the Bank is made known to them; (vi) they have evaluated the effectiveness of their disclosure controls and procedures; and (vii) they have disclosed to Baker Tilly Virchow Krause, LLP and the audit committee (A) all significant deficiencies in the design or operation of disclosure controls and procedures which are reasonably likely to adversely affect the Bank’s ability to record, process, summarize, and report financial data, and have identified for the Company’s and the Bank’s independent registered public accounting firm any material weaknesses in disclosure controls and procedures and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s and the Bank’s disclosure controls and procedures.

(f)          As of the date hereof, the Agent shall have received from Baker Tilly Virchow Krause, LLP a letter dated such date, in form and substance satisfactory to the Agent, to the effect that: (i) they are independent public accountants with respect to the MHC, the Company and the Bank within the meaning of the Code of Ethics of the AICPA, the Securities Act and the Securities Act Regulations and the FRB Regulations, they are registered with the PCAOB, and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures as agreed upon by the Agent and Baker Tilly Virchow Krause, LLP set forth in detail in such letters, nothing has come to their attention which causes them to believe that, except as set forth in such letter, (A) the unaudited amounts of net interest income and net income set forth under “Selected Consolidated Financial and Other Data” or under “Recent Developments” in the Prospectus and the General Disclosure Package do not agree with the amounts set forth in unaudited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited consolidated financial statements included in the Registration Statement, the Prospectus and the General Disclosure Package, (B) at a specified date not more than five (5) business days prior to the date of this Agreement, there has been any increase in the consolidated long-term or short-term debt of the MHC or any decrease in consolidated total assets, investment securities, total loans, the allowance for loan losses, total deposits or total stockholders’ equity of the MHC, in each case as compared with the amounts shown in the June 30, 2018 unaudited consolidated statements of financial condition presented in the Registration Statement or, (C) during the period from June 30, 2018 to a specified date not more than five (5) business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total interest income, net interest income, net interest income after provision for loan losses or net income of the MHC, except in all instances for increases or decreases which the Registration Statement, the Prospectus and the General Disclosure Package disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement, Prospectus and the General Disclosure Package and that are specified by the Agent, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and the Bank identified in such letter.

25

(g)          At the Closing Time, the Agent shall have received from Baker Tilly Virchow Krause, LLP a letter dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three (3) business days prior to the Closing Time.

(h)          As of the date hereof and at the Closing Time, the Agent shall have received from the Company’s Chief Financial Officer a certificate dated the respective dates of delivery thereof and addressed to the Agent, in form and substance satisfactory to the Agent, with respect to certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, in form and substance satisfactory to the Agent.

(i)          At the Closing Time, the Securities and the Foundation Shares shall have been approved for listing on the Nasdaq Stock Market.

(j)          At the Closing Time, the MHC shall have received a letter from the Appraiser, dated as of the Closing Time, confirming its appraisal.

(k)          At the Closing Time, counsel for the Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities and the issuance and contribution of the Foundation Shares as herein contemplated shall be satisfactory in form and substance to the Agent and counsel for the Agent.

(l)          At any time prior to the Closing Time, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Agent, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on any of the NYSE MKT, the New York Stock Exchange or the Nasdaq shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by either Federal or New York authorities.

SECTION 6. INDEMNIFICATION.

(a)          The MHC, the Company and the Bank, jointly and severally, agree to indemnify and hold harmless the Agent, each person, if any, who controls the Agent, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and agents as follows:

26

(i)          from and against any and all loss, liability, claim, judgment, damage and expense whatsoever, as incurred, related to or arising out of the Reorganization or any action taken by the Agent where acting as agent of the Company or the Bank or otherwise as described in Section 2 hereof;

(ii)         from and against any and all loss, liability, claim, judgment, damage and expense whatsoever, as incurred, based upon or arising out of (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus, the MHC Proxy Statement, or any amendment or supplement thereto (including any post-effective amendment), (B) the omission or alleged omission to state a material fact required to be stated in the Registration, the Prospectus or the General Disclosure Package or necessary to make the statements therein not misleading or (C) any omission or alleged omission from the Prospectus, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus or the MHC Proxy Statement to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(iii)        from and against any and all loss, liability, claim, judgment, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clauses (i) or (ii) above, if such settlement is effected with the written consent of the Company, the MHC or the Bank, which consent shall not be unreasonably withheld; and

(iv)        from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clauses (i) or (ii) above, to the extent that any such expense is not paid under clause (i), (ii) or (iii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, judgment, damage or expense that arises out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the written information furnished to the Company by the Agent expressly for use therein, provided that the MHC, the Company and the Bank hereby acknowledge and agree that the only information that the Agent has furnished to the Company consists solely of the information set forth in the section “The Reorganization and Offering — Plan of Distribution; Selling Agent and Underwriting Compensation” in the Prospectus, the second sentence of the section “Summary — Market for the Common Stock,” the third sentence of the section “Risk Factors — Risks Related to the Offering — We have never issued common stock to the public, and there is no guarantee that a liquid market will develop,” and in the third sentence of the section “Market for the Common Stock” (collectively, the “Agent Information”). To the extent required by law, the indemnification provided for in this paragraph shall be subject to and limited by Section 23A of the Federal Reserve Act, as amended.

(b)          The Agent agrees to indemnify and hold harmless the MHC, the Company and the Bank, their directors or trustees, as applicable, each of their officers who signed the Registration Statement, and each person, if any, who controls the MHC and the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, judgment, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Agent Information.

27

(c)          Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. If any such action shall be brought or asserted against an indemnified party and such indemnified party shall have notified the indemnifying party thereof, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party (who shall not, without the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to such indemnified party that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. An indemnifying party may participate at its own expense in the defense of any such action. The indemnifying party shall not be liable for the fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from such indemnifying party’s own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Notwithstanding anything to the contrary in this Section 6, the indemnifying party shall not, without the prior written consent of an indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which indemnity could have been sought hereunder by such indemnified party unless (i) such settlement includes an unconditional release of such indemnified party in form and substance satisfactory to such indemnified party from all liability on claims that are the subject matter of such action and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          The MHC, the Company and the Bank also agree that the Agent shall not have any liability (whether direct or indirect, in contract or tort or otherwise) to the MHC, the Bank, the Company and its security holders or the MHC’s, the Bank’s or the Company’s creditors relating to or arising out of the engagement of the Agent pursuant to, or the performance by the Agent of the services contemplated by, this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Agent’s bad faith, willful misconduct or gross negligence.

(e)          In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that the Agent, any person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees, affiliates or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the MHC, the Company, the Bank, the Agent or any of its affiliates or any participant in the transactions contemplated hereby in which the Agent or such person or agent is not named as a defendant, the MHC, the Company and the Bank jointly and severally agree to reimburse the Agent and its partners, directors, officers, employees or agents for all reasonable and necessary out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Agent and its partners, directors, officers, employees or agents in an amount to be mutually agreed upon.

28

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms or is insufficient in respect of any losses, liabilities, claims, judgments, damages or expenses referred to therein, the MHC, the Company, the Bank, and the Agent shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the MHC, the Company or the Bank and the Agent, as incurred, in such proportions (i) that the Agent is responsible for that portion represented by the percentage that the maximum aggregate marketing fees appearing on the cover page of the Prospectus bears to the maximum aggregate gross proceeds appearing thereon and the MHC, the Company and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the MHC, the Company and the Bank on the one hand and the Agent on the other, as reflected in clause (i), but also the relative fault of the MHC, the Company and the Bank on the one hand and the Agent on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls the Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and its respective partners, directors, officers, employees, affiliates and agents shall have the same rights to contribution as the Agent, and each trustee of the MHC, each director of the Company and the Bank, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the MHC, the Company or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, in no event shall the Agent be required to contribute an aggregate amount in excess of the aggregate marketing fees to which the Agent is entitled and actually paid pursuant to this Agreement.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the MHC, the Company or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Agent or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities and the Foundation Shares.

SECTION 9. TERMINATION OF AGREEMENT

(a)          The Agent may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the Agent’s good faith opinion, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, (iii) if trading generally on the Nasdaq, the NYSE MKT or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities, (iv) if any condition specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled; (v) if there shall have been such material adverse change in the condition or prospects of the Company or the Bank or the prospective market for the Company’s Securities as in the Agent’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Securities; (vi) if, in the Agent’s good faith opinion, the aggregate price for the Securities established by the Appraiser is not reasonable or equitable under then prevailing market conditions, or (vii) if the Reorganization is not consummated on or prior to February 28, 2019.

29

(b)          If this Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Sections 2 and 4 hereof relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 10. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Agent shall be directed to 1251 Avenue of the Americas, 6 th Floor, New York, New York 10020, attention of General Counsel, with a copy to Philip Ross Bevan, Esq. at Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007; notices to the MHC, the Company and the Bank shall be directed to any of them at 2 Jefferson Plaza, Poughkeepsie, New York 12601, attention of Michael J. Quinn, President and Chief Executive Officer, with a copy to Eric Luse, Esq. at Luse Gorman, PC, 5335 Wisconsin Avenue, N.W., Suite 780, Washington, D.C. 20015.

SECTION 11. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Agent, the Company and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Agent, the Company and the Bank and their respective successors and the controlling persons and the partners, officers, directors, trustees, employees, affiliates and agents referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Agent, the Company, the MHC and the Bank and their respective successors, and said controlling persons, partners, officers, directors and trustees and their heirs, partners, legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 12. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the transactions contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for (i) the engagement letter dated June 29, 2018, by and among Sandler O’Neill, the MHC and the Bank, relating to Sandler O’Neill’s service as records management agent in connection with the Offerings and (ii) the Underwriting Agreement, if entered into in connection with the Public Offering. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 13. GOVERNING LAW AND TIME. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern time.

30

SECTION 14. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

SECTION 15. HEADINGS. Section headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

31

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent on the one hand, and the Company and the Bank on the other in accordance with its terms.

Very truly yours,

RHINEBECK BANCORP, MHC
(a Federal mutual holding company)

By:	/s/ Michael J. Quinn
Michael J. Quinn
President and Chief Executive Officer

RHINEBECK BANCORP, INC.
(a Maryland corporation)

By:	/s/ Michael J. Quinn
Michael J. Quinn
President and Chief Executive Officer

RHINEBECK BANK

By:	/s/ Michael J. Quinn
Michael J. Quinn
President and Chief Executive Officer

CONFIRMED AND ACCEPTED

As of date first above written:

Sandler O’Neill & Partners, L.P.

By:	Sandler O’Neill & Partners Corp.,
the sole general partner

By:	/s/Jennifer Docherty
Name:	Jennifer Docherty
Authorized Signatory

32

EXHIBIT A TO AGENCY AGREEMENT

SUBSIDIARIES

Active:

Pleasant View Subdivision, LLC

Inactive:

Duchess Golf Club, LLC
New Horizons Asset Management Group, LLC

A-1

EXHIBIT B TO AGENCY AGREEMENT

__________ Shares

RHINEBECK BANCORP, INC.

(a Maryland corporation)

Common Stock

(par value $0.01 per share)

UNDERWRITING AGREEMENT

____________________, 2018

Sandler O’Neill & Partners, L.P.

AS REPRESENTATIVE OF THE

  SEVERAL UNDERWRITERS

c/o Sandler O’Neill & Partners

1251 Avenue of the Americas, 6th Floor

New York, New York 10020

Ladies and Gentlemen:

Rhinebeck Bancorp, Inc., a Maryland corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) for whom Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) is acting as representative in such capacity, the “Representative”) an aggregate of ____ shares (the “Shares”) of the common stock, par value $0.01 per share (the “Common Stock”) of the Company. The shares of Common Stock to be sold by the Company in the Offerings (as defined below) including the Shares being sold pursuant to this Agreement are hereinafter called the “Securities.” In addition, as described herein, the Company will contribute a number of shares of Common Stock to Rhinebeck Bank Community Foundation (the “Foundation”) equal to 2% of the Company’s issued and outstanding shares of Common Stock upon completion of the Offerings (such shares hereinafter being referred to as the “Foundation Shares”).

The Securities are being offered for sale and the Foundation Shares are being contributed all in accordance with the Plan of Reorganization and Minority Stock Issuance (the “Plan”) adopted by the Board of Trustees of Rhinebeck Bancorp, MHC (the “MHC”), and the Boards of Directors of the Company and Rhinebeck Bank (the “Bank”) which provides for the reorganization of the MHC and the Bank into the two-tier mutual holding company structure. The reorganization will be effected pursuant to the following steps: (i) the establishment of the Company as a Maryland-chartered subsidiary of the MHC and (ii) the contribution by the MHC of the common stock of the Bank and certain additional assets and liabilities to the Company in exchange for 55.0% of the Company’s Common Stock. Also, concurrently with the reorganization, the Company will contribute Foundation Shares to the Foundation and sell Common Stock pursuant to the Plan and in compliance with the regulations of the Board of Governors of the Federal Reserve System (the “FRB”) of up to 49.9% of the Common Stock of the Company. However, the Company currently plans to sell up to approximately 45.0% of its Common Stock in accordance with the Plan, inclusive of the shares to be contributed to the Foundation. As a result of the sale of its Common Stock under the Plan, including the contribution of its Common Stock to the Foundation, the MHC will own approximately 55.0% of the Company’s outstanding Common Stock.

B-1

Pursuant to the Plan, the Company offered to certain depositors of the Bank and to the Bank’s employee stock ownership plan (the “ESOP”), rights to subscribe for the Securities in a subscription offering (the “Subscription Offering”). In addition, securities were offered to certain members of the general public in a community offering (the “Community Offering”). The Community Offering, which together with the Subscription Offering are herein referred to as the “Subscription and Community Offering.” The Subscription and Community Offering and the firm commitment public offering (the “Public Offering”) to which this Agreement relates are hereinafter referred to collectively as the “Offerings.” The reorganization of the MHC and the Bank into the two-tier form of mutual holding company structure, including in connection therewith, the formation of the Company, the acquisition of the capital stock of the Bank by the Company, the contribution of the Foundation Shares to the Foundation and the Offerings are referred to herein collectively as the “Reorganization.”

Immediately following the consummation of the Offerings, subject to compliance with certain conditions as may be imposed by regulatory authorities, the Company will contribute to the Foundation a number of shares of Common Stock equal to 2.0% of the outstanding shares of the Company Common Stock plus $200,000.00 in cash.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 (No. 333-227266), including a related prospectus, for the registration of the sale of the Securities under the Securities Act of 1933, as amended (the “Securities Act”), has filed such amendments thereto, if any, and such amended prospectuses as may have been required to the date hereof by the Commission in order to declare such registration statement effective, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended to date, if applicable, and as from time to time amended or supplemented hereafter), including post-effective amendments thereto containing the preliminary prospectus (“Preliminary Prospectus”) as defined in Rule 430A of the rules and regulations of the Commission promulgated under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise (the “Securities Act Regulations”) for the Public Offering) and the prospectuses constituting a part thereof (including in each case all documents incorporated or deemed to be incorporated by reference therein and the information, if any, deemed to be a part thereof pursuant to the Securities Act Regulations, including all information deemed to be part of the Registration Statement pursuant to Rule 430A of the Securities Act Regulations as well as the Preliminary Prospectus contained in a post-effective amendment to the Registration Statement or a new registration statement and the prospectus filed pursuant to Rule 430A and Rule 424(b) of the Securities Act Regulations for use in the Public Offering), are hereinafter referred to as the “Registration Statement” and the “Prospectus,” respectively, except that if any revised prospectus shall be used by the Company in connection with the Public Offering which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Regulations), the term “Prospectus” shall refer to such revised prospectus from and after the time it is first provided to the Representative for such use in connection with the Public Offering of the Shares by the Underwriters.

Concurrently with the execution of this Agreement, the Company is delivering to the Representative copies of the Prospectus of the Company to be used in the Public Offering. Such Prospectus contains information with respect to the Bank, the Company, the MHC and the Common Stock.

B-2

SECTION 1. REPRESENTATIONS AND WARRANTIES.

(a)          The Company, the Bank and the MHC jointly and severally represent and warrant to the Representative as of the date hereof as follows:

(i)        The Registration Statement has been declared effective by the Commission, no stop order has been issued with respect thereto and no proceedings therefor have been initiated or, to the knowledge of the Company, the Bank and the MHC, threatened by the Commission. At the time the Registration Statement, including any post-effective amendment thereto, became effective and at the Time of Delivery referred to in Section 2 hereof, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus as of the date hereof does not, and at the Time of Delivery referred to in Section 2 hereof will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information with respect to the Underwriters furnished to the Company in writing by the Representative or its counsel expressly for use in the Registration Statement or Prospectus which the Company, the Bank and the MHC agree consists solely of the Underwriters Information (as hereinafter defined) described as such in Section 6(a) hereof.

(ii)         At the time of filing the Registration Statement relating to the offering of the Securities and as of the date hereof, the Company was not, and is not, an ineligible issuer, as defined in Rule 405 of the Securities Act Regulations. At the time of the filing of the Registration Statement and at the time of the use of any issuer free writing prospectus, as defined in Rule 433(h) of the Securities Act Regulations, the Company met the conditions required by Rules 164 and 433 of the Securities Act Regulations for the use of a free writing prospectus. If required to be filed, the Company has filed any issuer free writing prospectus related to the Securities at the time it was required to be filed under Rule 433 of the Securities Act Regulations and, if not required to be filed, it has retained such free writing prospectus in the Company’s records pursuant to Rule 433(g) of the Securities Act Regulations and, if any issuer free writing prospectus is used after the date hereof in connection with the offering of the Securities, the Company will file or retain such free writing prospectus as required by Rule 433 of the Securities Act Regulations.

(iii)        As of the Applicable Time, neither (i) the Issuer-Represented General Free Writing Prospectus(es) issued at or prior to the Applicable Time and the Statutory Prospectus and the final pricing information included on the cover page of the Prospectus, all considered together (collectively, the “General Disclosure Package”), nor (ii) any individual Issuer-Represented Limited-Use Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Prospectus included in the Registration Statement relating to the Securities or any Issuer-Represented Free Writing Prospectus based upon and in conformity with written information furnished to the Company by the Representative expressly for use therein, it being understood and agreed that the only information furnished by the Underwriters consists of the Underwriters Information described in Section 6(a) hereof. As used in this paragraph and elsewhere in this Agreement:

1.          “Applicable Time” means [a.m/p.m.] Eastern Time as of the date of this Agreement.

B-3

2.          “Statutory Prospectus”, as of any time, means the Preliminary Prospectus relating to the Shares that is included in the Registration Statement relating to the Shares immediately prior to the relevant Applicable Time, including any document incorporated by reference therein.

3.          “Issuer-Represented Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433(h) of the Securities Act Regulations, relating to the Securities. The term does not include any writing exempted from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act, without regard to Rule 172 or Rule 173 of the Securities Act Regulations.

4.          “Issuer-Represented General Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is intended for general distribution to prospective investors.

5.          “Issuer-Represented Limited-Use Free Writing Prospectus” means any Issuer-Represented Free Writing Prospectus that is not an Issuer-Represented General Free Writing Prospectus. The term Issuer-Represented Limited-Use Free Writing Prospectus also includes any “bona fide electronic road show,” as defined in Rule 433 of the Securities Act Regulations, that is made available without restriction pursuant to Rule 433(d)(8)(ii) of the Securities Act Regulations or otherwise, even though not required to be filed with the Commission.

6.          “Permitted Free Writing Prospectus” means any free writing prospectus consented to by the Company and the Representative.

(iv)        Each Issuer-Represented Free Writing Prospectus, as of its date of first use and at all subsequent times through the completion of the Offerings and sale of the Securities or until any earlier date that the Company notified or notifies the Representative (as described in the next sentence), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement relating to the offering of the Securities, including the Shares, including any document incorporated by reference therein that has not been superseded or modified. If at any time following the date of first use of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus materially conflicted, conflicts or would conflict with the information contained in the Registration Statement relating to the offering of the Securities or included, includes or would include an untrue statement of a material fact or omitted, omits or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company has notified or will notify promptly the Representative so that any use of such Issuer-Represented Free-Writing Prospectus may cease until it is amended or supplemented and the Company has promptly amended or will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer-Represented Free Writing Prospectus based upon and in conformity with the Underwriters Information furnished to the Company by the Underwriters expressly for use therein.

(v)         The Preliminary Prospectus, the Prospectus and each Issuer-Represented Free Writing Prospectus when filed, if filed by electronic transmission, pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Representative for use in connection with the offer and sale of the Shares.

B-4

(vi)        The Company has filed with the FRB an application on Form FRY-3 for approval, pursuant to Section 3(a)(1) of the Bank Holding Company Act of 1956, as amended (the “BHC Act”), and the regulations promulgated thereunder for the Company to become a bank holding company with respect to the Bank (the “Holding Company Application”). The Company has received written notice from the FRB of its approval of the Holding Company Application, such approval remains in full force and effect, no order has been issued by the FRB suspending or revoking such approval and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the FRB. At the date of such approval and at the Time of Delivery referred to in Section 2 hereof, the Holding Company Application complied and will comply in all material respects with the applicable provisions of BHC Act and the regulations promulgated thereunder and the Holding Company Application is truthful and accurate in all material respects.

(vii)       The MHC and the Bank have filed with the New York Department of Financial Services (the “New York Department”) an Application for Reorganization and Formation of a Mid-Tier Stock Holding Company, including copies of the MHC’s and the Bank’s proxy statement for a special meeting of the Bank’s depositors (the “Special Meeting”) relating to approval of the Plan and establishment of and the contribution of shares of Common Stock to the Foundation (the “MHC Proxy Statement”), the Reorganization Valuation Appraisal Report (the “Appraisal”) prepared by RP Financial, LC., the Prospectus and material relating to the Foundation (together with any other required ancillary applications and/or notices and amendments thereto, the “New York Application”), as required by Section 143-a of the New York State Banking Law (the “New York Banking Law”) and 3 CRR – NY Sup. Proc. CB 105. The MHC and the Bank have received written notice from the New York Department of its approval of the reorganization into the two-tier form of mutual holding company structure including the acquisition of control of the Bank by the Company and the establishment of and contribution to the Foundation, such approvals remain in full force and effect, no order has been issued by the New York Department suspending or revoking such approvals and no proceedings therefor have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the New York Department. At the date of such approval and at the Time of Delivery referred to in Section 2 hereof, the New York Application complied and will comply in all material respects with the applicable provisions of New York Banking Law and the regulations promulgated thereunder (except to the extent waived by the New York Department) and the New York Application is truthful and accurate in all material respects.

(viii)      The Plan has been duly adopted by the Boards of Directors of the Company and the Bank and the Board of Trustees of the MHC and such adoption has not since been rescinded or revoked.

(ix)         At the time of their use, the MHC Proxy Statement and any other proxy solicitation materials with respect to the Special Meeting will comply in all material respects with the applicable provisions of the New York Banking Law and the applicable regulations of the FRB (the “FRB Regulations”) and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company and the MHC will promptly file the Prospectus and any supplemental sales literature with the Commission, the FRB and the New York Department. The Prospectus and all supplemental sales literature, as of the date the Registration Statement became effective and at the Time of Delivery referred to in Section 2 hereof, complied and will comply in all material respects with the applicable requirements of the FRB Regulations, New York Banking Law and the Securities Act Regulations and, at or prior to the time of their first use, will have received all required authorizations of the FRB, the New York Department and the Commission for use in final form.

(x)          None of the Commission, the FRB, the New York Department or any state securities “Blue Sky” authority, if applicable, has by order or otherwise, prevented or suspended the use of the MHC Proxy Statement, the Prospectus or any supplemental sales literature authorized by the Company, the MHC or the Bank for use in connection with the Offerings, and no actions or proceedings for such purposes are pending or, to the knowledge of the Company, the MHC or the Bank, threatened.

B-5

(xi)         At the Time of Delivery referred to in Section 2 hereof, the Company, the MHC and the Bank will have completed the conditions precedent to the Reorganization and the contribution of the Foundation Shares to the Foundation in accordance with the Plan, New York Banking Law and applicable FRB Regulations and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Reorganization and the contribution of the Foundation Shares to the Foundation imposed upon the Company, the MHC or the Bank by the FRB and/or the New York Department, or any other regulatory authority, other than those which the regulatory authority permits to be completed after the Reorganization or which has been waived thereby. The Reorganization and other transactions contemplated hereby do not and will not require any material consent, approval, authorization or permit or filing with any other governmental agency or regulatory authority, except as disclosed in the Prospectus.

(xii)        RP Financial, LC. (the “Appraiser”), which prepared the valuation of the Company as part of the Reorganization, has advised the Company, the MHC and the Bank in writing that it satisfies all requirements for an appraiser set forth in the FRB Regulations and New York Banking Law and any interpretations or guidelines issued by the FRB or the New York Department or their respective staff with respect thereto and that it has not been advised by the FRB or the New York Department that it is not so qualified to prepare such valuation.

(xiii)       Baker Tilly Virchow Krause, LLP, the accountants who audited the consolidated financial statements of the MHC for the two-year period ended December 31, 2017 included in the Registration Statement, has advised the Company, the Bank and the MHC in writing that they are independent public accountants within the meaning of Rule 101 of the American Institute of Certified Public Accountants (the “AICPA”), that they are registered with the Public Company Accounting Oversight Board (“PCAOB”) and such accountants are, with respect to the MHC, the Company and the Bank, independent certified public accountants as required by the Securities Act, the Securities Act Regulations and the FRB Regulations.

(xiv)      The only direct subsidiaries of the MHC are the Company, the Bank and RSB Capital Trust I (“Capital Trust”). As of the date hereof, the Company has no subsidiaries; upon completion of the Reorganization, the only direct subsidiaries of the Company will be the Bank and the Capital Trust. The only direct subsidiaries of the Bank are listed on Exhibit A hereto (collectively with Capital Trust, the “Subsidiaries”). Except for the Subsidiaries, none of the MHC, the Company or the Bank, directly or indirectly, controls any other corporation, limited liability company, partnership, joint venture, association, trust or other business organization. Neither the MHC nor the Company conduct any business other than indirectly through the Bank and the Subsidiaries. Upon completion of the Reorganization, the only direct subsidiary of the MHC will be the Company.

(xv)       The consolidated financial statements and the related notes thereto included in the Registration Statement, the Prospectus and the General Disclosure Package present fairly the financial position of the MHC and its Subsidiaries at the dates indicated and the statements of income, comprehensive income, changes in stockholders’ equity and cash flows for the periods specified, and comply as to form with the applicable accounting requirements of the Securities Act Regulations and the FRB Regulations; except as otherwise stated in the Registration Statement, the Prospectus and the General Disclosure Package, said financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis and present fairly the information required to be stated therein except as noted therein. The other financial, statistical and pro forma information and related notes included in the Prospectus and the General Disclosure Package present fairly the information shown therein on a basis consistent with the audited financial statements included in the Prospectus, and as to the pro forma adjustments, the adjustments made therein have been consistently applied on the basis described therein.

B-6

(xvi)      Since the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package, except as otherwise stated therein: (A) there has been no material adverse change in the financial condition, results of operations, business affairs, management or prospects of the Company, the MHC, the Bank and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business (“Material Adverse Effect”), (B) except for transactions specifically referred to or contemplated in the Registration Statement, the Prospectus and the General Disclosure Package, there have been no transactions entered into by the Company, the MHC, the Bank or the Subsidiaries, other than those in the ordinary course of business substantially consistent with past practice, which are material with respect to the Company, the MHC and the Bank, (C) the capitalization, liabilities, assets, properties and business of the Company and the Bank conform in all material respects to the descriptions contained in the Prospectus and the General Disclosure Package and none of the Company, the MHC, the Bank or the Subsidiaries has any material liabilities of any kind, contingent or otherwise, except as disclosed in the Registration Statement, the Prospectus or the General Disclosure Package and (D) none of the Company, the MHC, the Bank or the Subsidiaries has issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of business consistent with past practice from the same or similar sources and in similar amounts as indicated in the Prospectus and the General Disclosure Package.

(xvii)     The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the General Disclosure Package and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby; and the Company is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect. Upon completion of the Reorganization, the Company will be a registered bank holding company under the BHC Act.

(xviii)    Upon consummation of the Reorganization and the contribution of the Foundation Shares, the authorized, issued and outstanding capital stock of the Company will be within the range as set forth in the Prospectus and the General Disclosure Package under “Capitalization” (except for subsequent issuances, if any, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus and the General Disclosure Package); except as set forth elsewhere in this Agreement, except for 100 shares of Common Stock, all of which are beneficially owned and of record by the MHC (the “MHC Shares”), free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim, issued and outstanding as of the date hereof, no shares of Common Stock will be issued and outstanding prior to the Time of Delivery referenced in Section 2 hereof; as of the date hereof, the MHC Shares have been, and at the time of the Offerings, the MHC Shares, the Securities and the Foundation Shares will have been duly authorized for issuance and, in the case of the Securities, when issued and delivered by the Company pursuant to the Plan against payment of the consideration calculated as set forth in the Plan and stated on the cover page of the Prospectus, and in the case of the Foundation Shares, when contributed by the Company pursuant to the Plan, will be duly and validly issued and fully paid and nonassessable; the certificates and/or book entries, as applicable, representing the shares of Common Stock will conform to the requirements of applicable law and regulations; and the issuance of the Securities is not subject to preemptive or other similar rights except for subscription rights granted under the Plan in accordance with the FRB Regulations.

B-7

(xix)       The MHC has been duly organized and is validly existing as a New York-chartered mutual holding company with full corporate power and authority to own, lease and operate its properties, to conduct its business as described in the Registration Statement, the Prospectus and the General Disclosure Package, and to enter into and perform its obligations under this Agreement and consummate the transactions contemplated hereby. The MHC is duly qualified to transact business and is in good standing under the laws of the State of New York. The MHC conducts business exclusively in the State of New York and is not required to qualify in any other jurisdiction. The MHC has no capital stock. The MHC does not own any equity securities or any equity interest in any business enterprise except the MHC Shares, the shares of common stock of Capital Trust and except as described in the Prospectus.

(xx)        The Bank has been duly organized and is validly existing as a New York-chartered savings bank in stock form with full corporate power and authority to own, lease and operate its property and to conduct its business as described in the Prospectus and the General Disclosure Package and to enter into and perform its obligations under this Agreement and the transactions contemplated hereby. The Company, the MHC, the Bank and the Subsidiaries have obtained all licenses, permits and other governmental authorizations currently required for the conduct of their respective businesses and as described in the Prospectus and the General Disclosure Package, except where the failure to obtain such licenses, permits or other governmental authorizations would not have a Material Adverse Effect. All such licenses, permits and other governmental authorizations are in full force and effect and the Company, the MHC, the Bank and the Subsidiaries are in all material respects in compliance therewith. None of the Company, the MHC, the Bank or the Subsidiaries has received notice of any proceeding or action relating to the revocation or modification of any such license, permit or other governmental authorization which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a Material Adverse Effect. Each of the Company, the Bank and the Subsidiaries are duly qualified to transact business and are in good standing under the laws of its jurisdiction of organization and is qualified as a foreign corporation in any jurisdiction in which the failure to so qualify would have a Material Adverse Effect.

(xxi)       The Bank is a member in good standing of the Federal Home Loan Bank of New York; the deposit accounts of the Bank are insured by the FDIC up to the applicable limits.

(xxii)      The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock and 5,000,000 shares of preferred stock, par value $0.01 per share (the “Company Preferred Stock”); 100 shares of Common Stock and no shares of Company Preferred Stock have been issued and will be outstanding prior to the Time of Delivery. The authorized capital stock of the Bank consists solely of 100 shares of common stock, par value $0.01 per share (“Bank Common Stock”). As of the date hereof, 100 shares of Bank Common Stock are issued and outstanding, all of which are beneficially owned and of record by the MHC, free and clear of any security interest, mortgage, pledge, lien, encumbrance or legal or equitable claim. The certificate representing the shares of the Bank Common Stock conforms with the requirements of applicable laws and regulations.

(xxiii)     The Company, the MHC and the Bank have taken all corporate action necessary for them to execute, deliver and perform this Agreement and the transactions contemplated hereby, and this Agreement has been duly executed and delivered by, and is the valid and binding agreement of the Company, the MHC and the Bank, assuming due execution by the Representative on behalf of the Underwriters, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency or similar laws and the availability of equitable remedies.

(xxiv)    Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the General Disclosure Package and prior to the Time of Delivery, except as otherwise may be indicated or contemplated therein, none of the Company, the MHC or the Bank will have (A) except as otherwise set forth herein, issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except borrowings in the ordinary course of business from the same or similar sources and in similar amounts or as may be contemplated, in each case as indicated in the Prospectus and the General Disclosure Package or (B) entered into any transaction or series of transactions which is material in light of the business of the Company, the MHC and the Bank, considered as one enterprise, excluding the origination, purchase and sale of loans or the purchase or sale of investment securities or mortgage-backed securities in the ordinary course of business consistent with past practice.

B-8

(xxv)     No approval of any regulatory or supervisory or other public authority is required in connection with the execution and delivery of this Agreement, the issuance of the Securities or the Foundation Shares or the consummation of the Reorganization that has not been obtained or will be obtained prior to the Time of Delivery, and a copy of which has been delivered to the Representative, except as may be required under the “blue sky” or state securities laws of various jurisdictions.

(xxvi)    None of the Company, the MHC, the Bank or any of the Subsidiaries is in violation of their respective organization certificate, articles of incorporation or bylaws; and none of the Company, the MHC, the Bank or any of the Subsidiaries is in default (nor has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the MHC, the Bank or any of the Subsidiaries is a party or by which it or either of them may be bound, or to which any of the property or assets of the Company, the MHC, the Bank or any of the Subsidiaries is subject, except for such defaults that would not, individually or in the aggregate, have a Material Adverse Effect; and there are no contracts or documents of the Company, the MHC, the Bank or any of the Subsidiaries that are required to be filed as exhibits to the Registration Statement, the Holding Company Application or the New York Application that have not been so filed or described.

(xxvii)   The Reorganization and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action on the part of the Company, the MHC and the Bank and do not and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the MHC, the Company or the Bank pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the MHC, the Company or the Bank is a party or by which it or either of them may be bound, or to which any of the property or assets of the Company, the MHC or the Bank is subject, except for such conflicts, breaches or defaults that would not, individually or in the aggregate, have a Material Adverse Effect; nor will such action result in any violation of the provisions of the respective organization certificate, articles of incorporation or bylaws of the Company, the MHC or the Bank, or any applicable law, administrative regulation or administrative or court decree.

(xxviii)    No labor dispute with the employees of the Company, the MHC or the Bank exists or, to the knowledge of the Company or the Bank, is imminent or threatened; and the Company, the MHC and the Bank are not aware of any existing or threatened labor disturbance by the employees of any of its principal suppliers or contractors that might be expected to result in any Material Adverse Effect.

(xxix)      Each of the Company, the MHC, the Bank and the Subsidiaries has good and marketable title to all properties and assets for which ownership is material to the business of the Company, the MHC, the Bank or the Subsidiaries and to those properties and assets described in the Prospectus and the General Disclosure Package as owned by them, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Prospectus and the General Disclosure Package and all of the leases and subleases material to the business of the Company, the MHC, the Bank or the Subsidiaries under which the Company, the MHC, the Bank or the Subsidiaries hold properties, including those described in the Prospectus and the General Disclosure Package, are valid and binding agreements of the Company, the MHC, the Bank or the Subsidiaries, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency or similar laws and availability of equitable remedies.

B-9

(xxx)        None of the Company, the MHC, the Bank or the Subsidiaries is in violation of any order or directive from the FRB, the New York Department, the FDIC, the Commission or any regulatory authority to make any material change in the method of conducting its respective  businesses; and the MHC, the Company, the Bank and the Subsidiaries have conducted and are conducting their business so as to comply in all material respects with all applicable statutes, regulations and administrative and court decrees (including, without limitation, all regulations, decisions, directives and orders of the FRB, the New York Department, the FDIC and the Commission). None of the Company, the MHC, the Bank or any of the Subsidiaries is subject or is party to, or has received any notice or advice that any of them may become subject or party to, any investigation with respect to any cease-and-desist order, agreement, consent agreement, memorandum of understanding or other regulatory enforcement action, proceeding or order with or by, or is a party to any commitment letter or similar undertaking to, or is subject to any directive by, or has been a recipient of any supervisory letter from, or has adopted any board resolutions at the request of, any Regulatory Agency (as defined below) that currently restricts in any material respect the conduct of their business or that in any material manner relates to their capital adequacy, their credit policies, their management or their business (each, a “Regulatory Agreement”), nor has the Company, the MHC, the Bank or any of the Subsidiaries been advised by any Regulatory Agency that it is considering issuing or requesting any such Regulatory Agreement; and there is no unresolved violation, criticism or exception by any Regulatory Agency with respect to any report or statement relating to any examinations of the Company, the Bank or any of the Subsidiaries that, in the reasonable judgment of the Company, the MHC or the Bank, is expected to result in a Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof or that might materially and adversely affect the consummation of the Reorganization or the performance of this Agreement. As used herein, the term “Regulatory Agency” means any federal or state agency charged with the supervision or regulation of depository institutions or holding companies of depository institutions, or engaged in the insurance of depository institution deposits, or any court, administrative agency or commission or other governmental agency, authority or instrumentality having supervisory or regulatory authority with respect to the Company, the MHC, the Bank or any of the Subsidiaries.

(xxxi)      There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, the MHC or the Bank, threatened, against or affecting the Company, the MHC, the Bank or any of the Subsidiaries that is required to be disclosed in the Registration Statement (other than as disclosed therein), or that might result in any Material Adverse Effect, or that might materially and adversely affect the properties or assets thereof, the performance of this Agreement or the consummation of the Offerings; all pending legal or governmental proceedings to which the Company, the MHC the Bank or any of the Subsidiaries is a party or of which any of their respective property or assets is the subject that are not described in the Registration Statement, including ordinary routine litigation incidental to their business, are considered in the aggregate not material.

(xxxii)     The Company and the Bank have obtained (i) an opinion of their counsel, Luse Gorman, PC with respect to the legality of the Securities and the Foundation Shares to be issued and the federal income tax consequences of the Reorganization and (ii) the opinion of Baker Tilly Virchow Krause, LLP with respect to the New York state tax consequences of the Reorganization, copies of which are filed as exhibits to the Registration Statement; all material aspects of the aforesaid opinions are accurately summarized in the Prospectus and the General Disclosure Package; the facts and representations upon which such opinions are based are truthful, accurate and complete in all material respects; and none of the Company, the MHC or the Bank has taken or will take any action inconsistent therewith.

(xxxiii)    Neither the Company nor the Bank is and, upon completion of the Reorganization and the Offerings and sale of the Securities and the application of the net proceeds therefrom, will be, required to be registered under the Investment Company Act of 1940, as amended.

B-10

(xxxiv)     All of the loans represented as assets on the most recent consolidated financial statements or selected financial information of the MHC and on the financial statements included in the Prospectus and the General Disclosure Package meet or are exempt from all requirements of federal, state or local law pertaining to lending, including, without limitation, truth in lending (including the requirements of Regulations Z and 12 C.F.R. Part 226), real estate settlement procedures, consumer credit protection, equal credit opportunity and all disclosure laws applicable to such loans, except for violations which, if asserted, would not result in a Material Adverse Effect.

(xxxv)      To the knowledge of the Company, the MHC and the Bank, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase Securities in an amount up to 3.92% of the aggregate amount of Common Stock that will be sold in the Offerings and contributed to the Foundation, none of the Company, the Bank or their employees has made any payment of funds of the Company, the MHC or the Bank as a loan for the purchase of the Common Stock or made any other payment of funds prohibited by law, and no funds have been set aside to be used for any payment prohibited by law.

(xxxvi)     Each of the Company, the MHC, the Bank and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (a) transactions are executed in accordance with management’s general or specific authorizations; (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (c) access to assets is permitted only in accordance with management’s general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxvii)    The Company, the MHC, the Bank and the Subsidiaries are in compliance in all material respects with the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, and the rules and regulations thereunder. The Bank has established compliance programs and is in compliance in all material respects with the requirements of the USA PATRIOT Act and all applicable regulations promulgated thereunder and any other applicable money laundering or similar or related laws and any related rules, regulations or guidelines issued, administered or enforced by any applicable governmental agency or regulatory authority. There is no charge, investigation, action, suit or proceeding before any court, regulatory authority or governmental agency or body pending or, to the knowledge of the Company and the Bank, threatened regarding the Bank’s compliance with the USA PATRIOT Act or any regulations promulgated thereunder and any other applicable money laundering or similar or related laws and any related rules, regulations or guidelines issued, administered or enforced by any applicable governmental agency or regulatory authority.

(xxxviii)    None of the Company, the MHC, the Bank or any Subsidiary, nor any properties owned or operated by the Company, the Bank or any Subsidiary, is in material violation of or liable under any Environmental Law (as defined below). There are no actions, suits or proceedings, or demands, claims, notices or investigations (including, without limitation, notices, demand letters or requests for information from any environmental agency) instituted or pending, or to the knowledge of the Company, the MHC or the Bank, threatened, relating to the liability of any property owned or operated by the MHC, the Company, the Bank or any Subsidiary under any Environmental Law, except for such actions, suits or proceedings, or demands, claims, notices or investigations that, individually or in the aggregate, would not have a Material Adverse Effect. For purposes of this subsection, the term “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, code, license, permit, authorization, approval, consent, order, judgment, decree, injunction or agreement with any regulatory authority relating to (i) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface soil, subsurface soil, plant and animal life or any other natural resource), and/or (ii) the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of any substance presently listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, whether by type or by quantity, including any material containing any such substance as a component.

B-11

(xxxix)     The Company, the MHC, the Bank and each Subsidiary have filed all federal, state and local income and franchise tax returns required to be filed and have made timely payments of all taxes shown as due and payable in respect of such returns, and no deficiency has been asserted with respect thereto by any taxing authority. The MHC, the Company and the Bank have no knowledge of any tax deficiency that has been asserted or could be asserted against the Company, the Bank or any Subsidiary.

(xl)          The Company has submitted or will have submitted prior to the Time of Delivery all notices required to consummate the Reorganization and to have the Securities listed on the Nasdaq Stock Market effective as of the Time of Delivery referred to in Section 2 hereof.

(xli)         At or prior to the Time of Delivery, the Company will have filed a Form 8-A for the Securities, including the Shares and the Foundation Shares, to be registered under Section 12(b) of the Exchange Act (the “Exchange Act Registration Statement”).

(xlii)        Except as previously disclosed, there are no affiliations or associations (as such terms are defined by the Financial Industry Regulatory Authority (“FINRA”)) between any member of FINRA and any of the Company’s, the MHC’s or the Bank’s officers or directors. None of the Company, the MHC or the Bank has: (i) issued any securities within the last 18 months (except for notes to evidence bank loans or other liabilities in the ordinary course of business as described in the Prospectus and the General Disclosure Package or in connection with the formation of the Company); (ii) had any dealings with respect to sales of securities within the 12 months prior to the date hereof with any member of the FINRA, or any person related to or associated with such member, other than discussions and meetings relating to the Offerings and purchases and sales of U.S. government and agency and other securities in the ordinary course of business; or (iii) engaged any intermediary between the Representative and the Company, the MHC and the Bank in connection with the Offerings, and no person is being compensated in any manner for such services.

(xliii)       The Company, the MHC, the Bank and each Subsidiary carries, or is covered by, and the Company will carry, or be covered by, prior to Closing, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties as is customary for companies engaged in similar industries.

(xliv)       The MHC, the Company and the Bank have not relied on the Representative or the Underwriters’ counsel for any legal, tax or accounting advice in connection with the Offerings.

(xlv)        The records of eligible account holders, supplemental eligible account holders and other depositors of the Bank are accurate and complete in all material respects.

(xlvi)       The Company, the MHC, the Bank and each Subsidiary are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company, the Bank or any Subsidiary, respectively, would have any liability; each of the Company, the Bank and each Subsidiary has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “pension plan” for which the Company, the Bank and any Subsidiary would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

B-12

(xlvii)     The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act, the rules and regulations of the Commission thereunder, and the Nasdaq corporate governance rules applicable to the Company, and will use its best efforts to comply with those provisions of the Sarbanes-Oxley Act and the Nasdaq corporate governance rules that will become effective in the future upon their effectiveness.

(xlviii)    No forward-looking statement (within the meaning of Section 27A of the Securities Act) contained in the Registration Statement, the General Disclosure Package, the Prospectus and any Issuer-Represented Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith. Any statistical and market related data contained in any Issuer-Represented Free Writing Prospectus, the Prospectus and the Registration Statement are based on or derived from sources which the Company, the MHC and the Bank believe were reliable and accurate at the time they were filed with the Commission.

(xlix)      All of the information, as may have been updated or amended, provided in writing to the Representative or to counsel for the Underwriters by the Company and the Bank and their respective officers and directors in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA Rules 5110 and 5121 is true, complete and correct.

(l)          None of the Company, the MHC, the Bank or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes. For purposes of this subsection, “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with the Company, the MHC or the Bank.

(li)         None of the Company, the MHC or the Bank or any other Subsidiaries, nor any director, officer, employee or, to the knowledge of the Company, the MHC or the Bank, any agent or affiliate thereof is (a) currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”) or relevant sanctioning authority; (b) located, organized or resident in a country or territory that is the subject of such sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, North Korea, Sudan and Syria); and (c) the Company will not, directly or indirectly, use the proceeds of the Offerings, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person, or engage in dealings or transactions with any person, or in any country, or territory, subject to any U.S. sanctions administered by OFAC or relevant sanctioning authority.

(lii)        None of the Company, the MHC, the Bank or any of the Subsidiaries nor any director, officer or employee of the Company , the MHC, the Bank or any of the Subsidiaries nor, to the knowledge of the Company, the MHC or the Bank, any agent, affiliate or other person associated with or acting on behalf of the Company, the MHC, the Bank or any of the Subsidiaries has (a) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (b) made or taken an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official or employee, including of any government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (c) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom or any other applicable anti-bribery or anti-corruption law; or (d) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit. The Company, the MHC, the Bank and the Subsidiaries have instituted, maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws.

B-13

(liii)      The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities; and (ii) are effective in all material respects to perform the functions for which they were established. There (i) are not any significant deficiencies in the design or operation of internal controls that could adversely affect the Company’s ability to record, process, summarize, and report financial data or (ii) has not been any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls. Since September 30, 2018, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(liv)        Except as has not had and would not reasonably be expected to have a Material Adverse Effect:

(A)         The Company and the Bank have complied in all material respects with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company or the Bank satisfied, (i) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (ii) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company or the Bank and any Agency, Loan Investor or Insurer (as such terms are hereinafter defined), (iii) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (iv) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(B)         No Agency, Loan Investor or Insurer has (i) claimed in writing that the Company or the Bank has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company or the Bank to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (ii) imposed in writing restrictions on the activities (including commitment authority) of the Company or the Bank or (iii) indicated in writing to the Company or the Bank that it has terminated or intends to terminate its relationship with the Company or the Bank for poor performance, poor loan quality or concern with respect to the Company’s or the Bank’s compliance with laws.

B-14

For purposes of hereof (X) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal National Mortgage Association, the U.S. Department of Veterans’ Affairs, the Rural Development Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company or the Bank or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; (Y) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company or the Bank or a security backed by or representing an interest in any such mortgage loan; and (Z) “Insurer” means a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company or the Bank, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(lv)         Except as described in the Prospectus and the General Disclosure Package, there are no contractual encumbrances or contractual restrictions or regulatory restrictions on the ability (i) of the Company or the Bank to pay dividends or to make any other distributions on the Company’s or the Bank’s capital stock or (ii) of the Company or the Bank (A) to pay any indebtedness owed to the Company or the Bank, (B) to make any loans or advances to, or investments in, the Company or the Bank, subject to applicable law and regulation, or (C) to transfer any of its property or assets to the Company or the Bank.

(lvi)        The Foundation has been duly authorized and incorporated and is validly existing as a non-stock corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus; the Foundation will not be a bank holding company with the meaning of 12 C.F.R. Section 225.2(c) as a result of the issuance of shares of Common Stock to it in accordance with the terms of the Plan and in the amounts as described in the Prospectus; no approvals are required to establish the Foundation and to contribute the shares of Common Stock thereto as described in the Prospectus other than those obtained from the FRB and the New York Department; except as specifically disclosed in the Prospectus, there are no agreements and/or understandings, written or oral, between the Company and the Bank on the one hand and the Foundation, on the other, with respect to the control, directly or indirectly, over the voting and the acquisition or disposition of the Foundation Shares; neither the Company nor the Bank expect to make further contributions to the Foundation within the first five years after the initial contribution thereto in accordance with the Plan unless such contribution would be deductible thereby under the Code; at the Time of Delivery, the Foundation Shares will have been duly authorized for issuance and, when issued and contributed by the Company pursuant to the Plan, will be duly and validly issued and fully paid and nonassessable. The issuance of the Foundation Shares to the Foundation pursuant to the Plan has been registered under the Securities Act pursuant to the Registration Statement.

(lvii)      The Bank has, in all material respects, properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents and applicable law and regulations. Neither the Bank nor, to the knowledge of the Company, the MHC or the Bank, any director, officer or employee of the Bank has committed any breach of trust or fiduciary duty with respect to any such fiduciary account, and the accountings for each such fiduciary account are true and correct in all material respects and accurately reflect the assets of such fiduciary account.

(lviii)     The Company has not directly or indirectly distributed, and will not distribute, any offering materials in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the General Disclosure Package, the Prospectus and other materials, if any, permitted under the Securities Act and consistent with Section 3(a) below.

B-15

(b)          Any certificate signed by any officer of the Company or the Bank and delivered to the Representative or counsel for the Underwriters shall be deemed a representation and warranty by the Company or the Bank to the Representative and, for purposes of the opinions to be delivered to the Representative pursuant to Sections 5(b)(1) and 5(b)(2) hereof, to the counsel for the Company and the Underwriters, respectively, as to matters covered thereby.

SECTION 2. PURCHASE, SALE AND DELIVERY OF THE SHARES.

(a)          Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $[___], the number of Shares set forth opposite the name of such Underwriter in Schedule I hereto, subject to adjustments in accordance with Section 9 hereof.

(b)          Upon the authorization by the Company of the release of the Shares, the several Underwriters propose to offer the Shares for sale upon the terms and conditions set forth in the Prospectus.

(c)          The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request (or in the form of one or more global certificates deposited with the Depository Trust Company (“DTC”) and registered in the name of [Cede & Co.,] as nominee for DTC) upon at least forty-eight hours prior notice to the Company shall be delivered by or on behalf of the Company to the Representative, through the facilities of DTC, for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same day) funds to the account specified by the Company, to the Representative at least forty-eight hours in advance of such payment. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the “Designated Office”). The time and date of such delivery and payment shall be, with respect to the Shares, [9:30] a.m., Eastern Time, on [ ], 201[   ] or such other time and date as the Representative and the Company may agree upon in writing. Such time and date for delivery of the Shares is herein called the “Time of Delivery.”

(d)          The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 5 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 5(k) hereof, will be delivered at the offices of Luse Gorman PC (the “Closing Location”), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at [ ] p.m., Eastern Time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 2, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

(e)          It is understood that each Underwriter has authorized the Representative, for such Underwriter’s account, to accept delivery of, receipt for, and make payment of the purchase price for, the Shares which such Underwriter has agreed to purchase. Sandler O’Neill, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Shares to be purchased by any Underwriter whose funds have not been received by Sandler O’Neill by the Time of Delivery but such payment shall not relieve such Underwriter from its obligations hereunder.

B-16

SECTION 3. COVENANTS OF THE MHC, THE COMPANY AND THE BANK. The MHC, the Company and the Bank jointly and severally covenant with the Representative as follows:

(a)          The Company, the Bank and the MHC agree to: prepare the Prospectus in a form approved by the Representative and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) of the Securities Act Regulations; to make no further amendment or any supplement to the Registration Statement or Prospectus or Issuer-Represented Free Writing Prospectus which shall be disapproved by the Representative promptly after reasonable notice thereof; to advise the Representative, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representative with copies thereof; to advise the Representative, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose or pursuant to Section 8A of the Securities Act, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, any Issuer-Represented Free Writing Prospectus or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus, Issuer-Represented Free Writing Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

(b)          The Company represents and agrees that, unless it obtains the prior consent of the Representative, and the Representative represents and agrees that, unless it obtains the prior consent of the Company, they have not made and will not make any offer relating to the Shares that would constitute an Issuer-Represented Free Writing Prospectus or that would constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act Regulations, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has and will comply with the requirements of Rule 433 of the Securities Act Regulations applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company need not treat any communication as a free writing prospectus if it is exempt from the definition of prospectus pursuant to clause (a) of Section 2(a)(10) of the Securities Act without regard to Rule 172 or 173 of the Securities Act Regulations. If at any time following issuance of an Issuer-Represented Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer-Represented Free Writing Prospectus materially conflicted or would materially conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will notify promptly the Representative so that any use of such Issuer-Represented Free Writing Prospectus may cease until it is amended or supplemented and the Company will promptly amend or supplement such Issuer-Represented Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Representative expressly for use therein.

B-17

(c)          The MHC, the Company and the Bank will give the Representative notice of their intention to file or prepare any amendment to the Holding Company Application, the New York Application or the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus that the Company proposes for use in connection with the Public Offering of the Shares that differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Securities Act Regulations), will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Representative or counsel for the Underwriters may reasonably object.

(d)          The MHC, the Company and the Bank will deliver to the Representative as many signed copies and as many conformed copies of the Holding Company Application, the New York Application and the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) as the Representative may reasonably request prior to 10:00 a.m. Eastern Time on the New York Business Day next succeeding the date of this Agreement, and from time to time such number of copies of the Prospectus as the Representative may reasonably request.

(e)          During the period when the Prospectus is required to be delivered, the Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed upon them by the FRB and the New York Department by the applicable FRB Regulations and New York Banking Law, as from time to time in force, and by the Nasdaq Stock Market, the Securities Act, the Securities Act Regulations, the Exchange Act, and the Exchange Act Regulations, including, without limitation, Regulation M under the Exchange Act, so far as necessary to permit the continuance of sales or dealing in shares of Common Stock during such period in accordance with the provisions hereof and the Prospectus.

(f)          If any event or circumstance shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Registration Statement or Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser or if it is necessary to amend or supplement the Prospectus to comply with applicable law and regulation, the Company, the MHC and the Bank will forthwith amend or supplement the Registration Statement or Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Registration Statement or Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading or so the Prospectus will comply with applicable law and regulation, and the Company and the Bank will furnish to the Representative a reasonable number of copies of such amendment or supplement. For the purpose of this subsection, the Company, the MHC and the Bank will each furnish such information with respect to itself as the Representative may from time to time reasonably request.

(g)          The Company, the MHC and the Bank will take all necessary action, in cooperation with the Representative, to qualify the Securities and the Foundation Shares, to the extent applicable, for offering and sale under the applicable securities laws of such states of the United States and other jurisdictions as the FRB Regulations may require and as the Representative and the Company have agreed; provided, however, that none of the Company, the MHC or the Bank shall be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. In each jurisdiction in which the Securities, including the Shares, have been so qualified, the Company, the MHC and the Bank will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

(h)          The Company will make generally available to its security holders as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the Securities Act Regulations) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in said Rule 158) of the Registration Statement.

B-18

(i)          During the period ending on the third anniversary of the date on which the closing of the transactions contemplated hereby occurs, the Company will furnish to its shareholders as soon as practicable after the end of each such fiscal year an annual report (including consolidated statements of financial condition and consolidated statements of income, comprehensive income, changes in stockholders’ equity and cash flows, certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and the Bank for such quarter in reasonable detail. In addition, the Company will use its reasonable best efforts to make such annual report and quarterly consolidated summary financial information public through the issuance of appropriate press releases at the same time or prior to the time of the furnishing thereof to shareholders of the Company.

(j)          During the period ending on the third anniversary of the date on which the closing of the transactions contemplated hereby occurs, the Company will furnish to the Representative (i) as soon as publicly available, a copy of each report or other document of the Company furnished generally to shareholders of the Company or furnished to or filed with the Commission under the Exchange Act or any national securities exchange or system on which any class of securities of the Company is listed, and (ii) from time to time, such other information concerning the Company as the Representative may reasonably request. For purposes of this paragraph, any document filed electronically with the Commission shall be deemed furnished to the Representative.

(k)          The Company, the MHC and the Bank will (i) use their best efforts to complete the conditions precedent to the Offerings and the Reorganization in accordance with the Plan, the applicable FRB Regulations, applicable New York Banking Law and all other applicable laws, regulations, decisions and orders, including all material terms, conditions, requirements and provisions precedent to the Reorganization and the Offerings imposed upon the Company, the MHC or the Bank by the Commission, the FRB, the New York Department or any other regulatory authority or state securities (blue sky) authority, and to comply with those which the regulatory authority permits to be completed after the Reorganization and the Offerings; and (ii) conduct the Reorganization and the Offerings in the manner described in the Prospectus and in accordance with the Plan, the FRB Regulations, New York Banking Law and all other applicable material laws, regulations, decisions and orders, including in compliance with all terms, conditions, requirements and provisions precedent to the Reorganization and the Offerings imposed upon the Company, the MHC and the Bank by the Commission, the FRB, the New York Department or any other regulatory or blue sky authority.

(l)          The Company, the MHC and the Bank will comply, at their own expense, with all requirements imposed by the Commission, the FRB, the New York Department and the Nasdaq Stock Market or pursuant to the applicable Securities Act Regulations, FRB Regulations and New York Banking Law as from time to time in force.

(m)        The Company will promptly inform the Representative upon its receipt of service with respect to any material litigation or administrative action instituted with respect to the Reorganization and the Offerings.

(n)          Each of the Company and the Bank will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus and the General Disclosure Package under “How We Intend to Use the Proceeds from the Offering.”

B-19

(o)          The Company will report the use of proceeds from the Offerings on its first periodic report following the Time of Delivery filed pursuant to Sections 13(a) and 15(d) of the Exchange Act and on any subsequent periodic reports as may be required pursuant to Rule 463 of the Securities Act Regulations.

(p)          The Company will maintain the effectiveness of the Exchange Act Registration Statement for not less than three years and will comply in all material respects with its filing obligations under the Exchange Act. For three years, the Company will use its best efforts to effect and maintain the listing of the Common Stock on the Nasdaq Stock Market and, once listed on the Nasdaq Stock Market, the Company will comply with all applicable listing standards required by the Nasdaq Stock Market.

(q)          The Company, the MHC and the Bank will take such actions and furnish such information as are reasonably requested by the Representative in order for the Representative to ensure compliance with FINRA Rules 5130 and 5131.

(r)          Other than in connection with any employee benefit plan or arrangement described in the Prospectus and the General Disclosure Package, the Company will not, without the prior written consent of the Representative, sell or issue, contract to sell or otherwise dispose of, any shares of Common Stock other than the Securities and the Foundation Shares for a period of 180 days following the Time of Delivery.

(s)          During the period beginning on the date hereof and ending on the later of the third anniversary of the Time of Delivery or the date on which the Representative receives full payment in satisfaction of any claim for indemnification or contribution to which they may be entitled pursuant to Sections 6 or 7 hereof, respectively, made prior to the third anniversary of the Time of Delivery, none of the Company, the MHC or the Bank shall, without the prior written consent of the Representative, which consent shall not be unreasonably withheld, take or permit to be taken any action that could result in the Common Stock or the Bank Common Stock becoming subject to any security interest, mortgage, pledge, lien or encumbrance, with the exception of the intended loan to the Bank’s ESOP by the Company to enable the ESOP to purchase securities in an amount up to 3.92% of the aggregate amount of Common Stock that will be sold in the Offerings and issued to the Foundation.

(t)          The Company, the MHC and the Bank will comply with the conditions imposed by or agreed to with the FRB and New York Department in connection with their respective approvals of the Holding Company Application and the New York Application, including the Plan.

(u)          The Company shall not deliver the Securities and the Foundation Shares until the Company and the Bank have satisfied each condition set forth in Section 5 hereof, unless such condition is waived by the Representative.

(v)         The Company, the MHC or the Bank will furnish to the Representative as early as practicable prior to the Time of Delivery, but no later than two (2) full business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements of the Company, which have been read by Baker Tilly Virchow Krause LLP, as stated in their letters to be furnished pursuant to subsections (f) and (g) of Section 5 hereof.

(w)          During the period in which the Prospectus is required to be delivered, each of the Company, the MHC and the Bank will conduct its business in compliance in all material respects with all applicable federal and state laws, rules, regulations, decisions, directives and orders, including all decisions, directives and orders of the Commission, the FRB, the New York Department, the FDIC and the Nasdaq Stock Market.

B-20

(x)          The Company, the MHC and the Bank will not amend the Plan in any manner that would affect the sale of the Securities or the terms of this Agreement without the consent of the Representative.

(y)          The Company, the MHC and the Bank will not, prior to the Time of Delivery, incur any liability or obligation, direct or contingent, or enter into any material transaction, other than in the ordinary course of business substantially consistent with past practice, except as contemplated by the Prospectus and the General Disclosure Package.

(z)          The Company, the MHC and the Bank will use all reasonable efforts to comply with, or cause to be complied with, the conditions precedent to the obligations of the Representative specified in Section 5 hereof.

(aa)         The Company and the Bank shall use their best efforts to ensure that the Foundation submits within the time frames required by applicable law a request to the Internal Revenue Service to be recognized as a tax-exempt organization under Section 501(c)(3) of the Code; the Company and the Bank will not take any action which may reasonably be expected to result in the possible loss of the Foundation’s tax-exempt status; and neither the Company nor the Bank will contribute any additional assets to the Foundation until such time that such additional contributions will be deductible for federal and state income tax purposes.

(bb)         The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall use its commercially reasonable best efforts to cause each of its affiliates to, comply with all applicable provisions of Regulation M with respect to the Shares. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Representative (or, if later, at the time stated in the notice), the Company will, and shall use its commercially reasonable best efforts to cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

SECTION 4. PAYMENT OF EXPENSES. The MHC, Company and the Bank jointly and severally agree to reimburse the Underwriters for their reasonable out-of-pocket expenses incurred in connection with the performance of their obligations under this Agreement and the Agency Agreement, including, without limitation, legal fees and expenses, data processing fees and expenses, postage, document production, advertising, syndication and travel expenses, up to an aggregate maximum thereunder of $150,000; provided, however, that the Underwriters shall document such expenses to the reasonable satisfaction of the Company. All fees and expenses to which the Underwriters are entitled to reimbursement under this paragraph of this Section 4 shall be due and payable upon receipt by the Company or the Bank of a written accounting therefor setting forth in reasonable detail the expenses incurred by the Underwriters. The Underwriters acknowledge and agree that the dollar amount of expenses specified above are inclusive of the expenses incurred in connection with the Subscription and Community Offering.

The MHC, the Company and the Bank jointly and severally agree to pay all expenses incident to the performance of their obligations under this Agreement, including but not limited to (i) the cost of obtaining all securities and bank regulatory approvals, including any required FINRA filing fees, (ii) the cost of printing and distributing the Public Offering materials, (iii) the costs of Blue Sky qualification (including fees and expenses of Blue Sky counsel) of the Shares in the various states, (iv) the fees and expenses incurred in connection with obtaining the listing of the Securities and the Foundation Shares on the Nasdaq Stock Market, and (v) all fees and disbursements of the Company’s counsel, accountants and other advisors. In the event the Underwriters incur any such fees and expenses on behalf of the Company or the Bank, the Bank will reimburse the Underwriters for such fees and expenses whether or not the Public Offering is consummated.

B-21

SECTION 5. CONDITIONS OF UNDERWRITERS’ OBLIGATIONS. The MHC, the Company, the Bank and the Representative agree that the issuance and the sale of the Shares and the issuance and sale of the shares of Common Stock in the Subscription Offering and the Community Offering and the issuance of the Foundation Shares and all obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties of the MHC, the Company and the Bank herein contained as of the date hereof and the Time of Delivery, to the accuracy of the statements of officers and trustees of the MHC, the officers and directors of the Company and the Bank made pursuant to the provisions hereof, to the performance by the MHC, the Company and the Bank of their obligations hereunder, and to the following further conditions:

(a)          The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Securities Act Regulations and in accordance with Section 3(a) hereof (or a post-effective amendment shall have been filed and declared effective in accordance with the requirements of Rule 430A); no stop order suspending the effectiveness of the Registration Statement, including any post-effective amendment thereto, shall have been issued under the Securities Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, no order suspending the Offerings or authorization for final use of the Prospectus, including any prospectus included in a post-effective amendment to the Registration Statement, shall have been issued or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, or the FRB and no order suspending the sale of the Shares in any jurisdiction shall have been issued.

(b)          At the Time of Delivery, the Representative shall have received:

(1)         The favorable opinion, dated as of the Time of Delivery, of Luse Gorman, PC, counsel for the MHC, the Company and the Bank, in form and substance satisfactory to counsel for the Underwriters, as attached hereto as Exhibit B.

(2)         The favorable opinion, dated as of the Time of Delivery, of Silver, Freedman, Taff & Tiernan LLP, counsel for the Underwriters, as to such matters as the Representative may reasonably require.

(3)         In addition to giving their opinions required by subsections (b)(l) and (b)(2), respectively, of this Section, Luse Gorman, PC and Silver, Freedman, Taff & Tiernan LLP shall each additionally state that nothing has come to their attention that would lead them to believe that the Registration Statement (except for financial statements and schedules and other financial, pro forma or statistical data included therein, as to which counsel need make no statement), at the time it initially became effective (and at the time any post-effective amendment was declared effective), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial, pro forma or statistical data included therein, as to which counsel need make no statement), at the time the Registration Statement became effective, as of the date of the Prospectus or at the Time of Delivery, or (if applicable) that the General Disclosure Package as of the Applicable Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

B-22

In giving their opinions, Luse Gorman, PC and Silver, Freedman, Taff & Tiernan LLP may rely as to matters of fact on certificates of officers and directors of the MHC, the Company and the Bank and certificates of public officials. Silver, Freedman, Taff & Tiernan LLP may also rely on the opinion of Luse Gorman, PC.

(c)          At the Time of Delivery referred to in Section 2 hereof, the Company, the Bank and the MHC shall have completed in all material respects the conditions precedent to the Reorganization in accordance with the Plan, the applicable FRB Regulations, New York Banking Law and all other applicable laws, regulations, decisions and orders, including all terms, conditions, requirements and provisions precedent to the Reorganization imposed upon the Company, the MHC or the Bank by the FRB, the New York Department or any other regulatory authority other than those which the FRB, the New York Department or any such other regulatory authority permit to be completed after the Offerings.

(d)          At the Time of Delivery, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any Material Adverse Effect, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Chief Executive Officer of the MHC, the Company and the Bank and the Chief Financial Officer of the MHC, the Company and the Bank, dated as of Time of Delivery, to the effect that (i) there has been no such Material Adverse Effect, (ii) there shall have been no material transaction entered into by the MHC, the Company or the Bank from the latest date as of which the financial condition of the Company or the Bank, as set forth in the Registration Statement, the Prospectus and the General Disclosure Package other than transactions referred to or contemplated therein and transactions in the ordinary course of business substantially consistent with past practice, (iii) none of the Company, the MHC or the Bank shall have received from the FRB, the New York Department or the FDIC any order or direction (oral or written) to make any material change in the method of conducting its business with which it has not complied (which order or direction, if any, shall have been disclosed in writing to the Representative) or which materially and adversely would affect the business, financial condition, results of operations or prospects of the Company, the MHC and the Bank, considered as one enterprise, (iv) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Time of Delivery, (v) each of the Company, the MHC and the Bank have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Time of Delivery, including all agreements and conditions set forth in the Agency Agreement, (vi) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the Knowledge of the Company, the MHC or the Bank, threatened by the Commission, (vii) no order suspending the FRB’s approval of the Holding Company Application or the transactions contemplated thereby or the New York Department’s approval of the New York Application or the transactions contemplated thereby has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, the MHC or the Bank, threatened by the FRB or the New York Department and no person has sought to obtain regulatory or judicial review of the action of the FRB or the New York Department in approving the Plan in accordance with the FRB Regulations and New York Banking Law nor has any person sought to obtain regulatory or judicial review of the action of the FRB in approving the Holding Company Application or the New York Department approving the New York Application, and (viii) no order suspending the Offerings or authorization for use of the Prospectus has been issued and no proceedings for that purpose have been initiated by the FRB or the New York Department.

B-23

(e)          At the Time of Delivery, the Representative shall have received a certificate of the Chief Executive Officer of the MHC, the Company and the Bank and the Chief Financial Officer of the MHC, the Company and the Bank, dated as of Time of Delivery, to the effect that (i) they have reviewed the contents of the Registration Statement, the Prospectus and the General Disclosure Package; (ii) based on each of their knowledge, the Registration Statement, the Prospectus and the General Disclosure Package do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading; (iii) based on each of their knowledge, the financial statements and other financial information included in the Registration Statement, the Prospectus and the General Disclosure Package fairly present the financial condition and results of operations of the Company as of and for the dates and periods covered by the Registration Statement and the Prospectus; (iv) they are responsible for establishing and maintaining disclosure controls and procedures; (v) they have designed such disclosure controls and procedures to ensure that material information relating to the Company, the MHC and the Bank is made known to them; (vi) they have evaluated the effectiveness of their disclosure controls and procedures; and (vii) they have disclosed to Baker Tilly Virchow Krause, LLP and the audit committee (A) all significant deficiencies in the design or operation of disclosure controls and procedures which are reasonably likely to adversely affect the Bank’s ability to record, process, summarize, and report financial data, and have identified for the Company’s and the Bank’s independent registered public accounting firm any material weaknesses in disclosure controls and procedures and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s and the Bank’s disclosure controls and procedures.

(f)          As of the date hereof, the Representative shall have received from Baker Tilly Virchow Krause, LLP a letter dated such date, in form and substance satisfactory to the Representative, to the effect that: (i) they are independent public accountants with respect to the MHC, the Company and the Bank within the meaning of the Code of Ethics of the AICPA, the Securities Act and the Securities Act Regulations and the FRB Regulations, they are registered with the PCAOB, and they are not in violation of the auditor independence requirements of the Sarbanes-Oxley Act; (ii) it is their opinion that the consolidated financial statements and supporting schedules included in the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Regulations; (iii) based upon limited procedures as agreed upon by the Representative and Baker Tilly Virchow Krause, LLP set forth in detail in such letters, nothing has come to their attention which causes them to believe that, except as set forth in such letter, (A) the unaudited amounts of net interest income and net income set forth under “Selected Consolidated Financial and Other Data” or under “Recent Developments” in the Prospectus and the General Disclosure Package do not agree with the amounts set forth in unaudited consolidated financial statements as of and for the dates and periods presented under such captions or such amounts were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited consolidated financial statements included in the Registration Statement, the Prospectus and the General Disclosure Package, (B) at a specified date not more than five (5) business days prior to the date of this Agreement, there has been any increase in the consolidated long-term or short-term debt of the MHC or any decrease in consolidated total assets, investment securities, total loans, the allowance for loan losses, total deposits or total stockholders’ equity of the MHC, in each case as compared with the amounts shown in the June 30, 2018 unaudited consolidated statements of financial condition presented in the Registration Statement or, (C) during the period from June 30, 2018 to a specified date not more than five (5) business days prior to the date of this Agreement, there were any decreases, as compared with the corresponding period in the preceding fiscal year, in total interest income, net interest income, net interest income after provision for loan losses, or net income of the MHC, except in all instances for increases or decreases which the Registration Statement, the Prospectus and the General Disclosure Package disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinion and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information that are included in the Registration Statement, Prospectus and the General Disclosure Package and that are specified by the Representative, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and the Bank identified in such letter.

B-24

(g)          At the Time of Delivery, the Representative shall have received from Baker Tilly Virchow Krause, LLP a letter dated as of the Time of Delivery, to the effect that they reaffirm the statements made in the letters furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three (3) business days prior to the Time of Delivery.

(h)          As of the date hereof and at the Time of Delivery, the Representative shall have received from the Company’s Chief Financial Officer a certificate dated the respective dates of delivery thereof and addressed to the Agent, in form and substance satisfactory to the Representative, with respect to certain financial information of the Company and the Subsidiaries included in the Registration Statement, the Prospectus and the Disclosure Package, in form and substance satisfactory to the Representative.

(i)          At the Time of Delivery, the Securities and the Foundation Shares shall have been approved for listing on the Nasdaq Stock Market.

(j)          At the Time of Delivery, the MHC shall have received a letter from the Appraiser, dated as of the Time of Delivery, confirming its appraisal.

(k)          At the Time of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities, including the Shares, as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities and the issuance and contribution of the Foundation Shares as herein contemplated shall be satisfactory in form and substance to the Representative and counsel for the Underwriters.

(l)          At any time prior to the Time of Delivery, (i) there shall not have occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the judgment of the Representative, are so material and adverse as to make it impracticable to market the Securities or to enforce contracts, including subscriptions or orders, for the sale of the Securities, and (ii) trading generally on any of the NYSE MKT, the New York Stock Exchange or the Nasdaq shall not have been suspended, and minimum or maximum prices for trading shall not have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, and a banking moratorium shall not have been declared by either Federal or New York authorities.

SECTION 6. INDEMNIFICATION.

(a)          The MHC, the Company and the Bank, jointly and severally, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls such Underwriter, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and its respective partners, directors, officers, employees and agents as follows:

(i)          from and against any and all loss, liability, claim, judgment, damage and expense whatsoever, as incurred, related to or arising out of the Reorganization or any action taken by the Underwriters where acting as agent of the Company or the Bank or otherwise as described in Section 2 hereof;

B-25

(ii)         from and against any and all loss, liability, claim, judgment, damage and expense whatsoever, as incurred, based upon or arising out of (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus, the MHC Proxy Statement, or any amendment or supplement thereto (including any post-effective amendment), (B) the omission or alleged omission to state a material fact required to be stated in the Registration Statement, the Prospectus or the General Disclosure Package or necessary to make the statements therein not misleading or (C) any omission or alleged omission from the Prospectus, the General Disclosure Package, any Issuer-Represented Free Writing Prospectus or the MHC Proxy Statement to state therein a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading;

(iii)        from and against any and all loss, liability, claim, judgment, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever described in clauses (i) or (ii) above, if such settlement is effected with the written consent of the Company, the MHC or the Bank, which consent shall not be unreasonably withheld; and

(iv)        from and against any and all expense whatsoever, as incurred (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by the Representative), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation, proceeding or inquiry by any governmental agency or body, commenced or threatened, or any claim pending or threatened whatsoever described in clauses (i) or (ii) above, to the extent that any such expense is not paid under clause (i), (ii) or (iii) above;

provided, however, that the indemnification provided for in this paragraph (a) shall not apply to any loss, liability, claim, judgment, damage or expense that arises out of any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading which was made in reliance upon and in conformity with the written information furnished to the Company by an Underwriter through the Representative or counsel for the Underwriters expressly for use therein, provided that the MHC, the Company and the Bank hereby acknowledge and agree that the only information that the Underwriters or counsel for the Underwriters furnished to the Company consists solely of the information set forth in the [second] paragraph of the section “The Reorganization and Offering-Plan of Distribution; Selling Agent and Underwriting Compensation” in the Prospectus, the [second] sentence of the section “Summary — Market for the Common Stock,” the [third] sentence of the section “Risk Factors — Risks Related to the Offering — we have never issued common stock to the public, and there is no guarantee that a liquid market will develop,” and in the [third] sentence of the section “Market for the Common Stock” (collectively, the “Underwriters’ Information”). To the extent required by law, the indemnification provided for in this paragraph shall be subject to and limited by Section 23A of the Federal Reserve Act, as amended. [Section references to be revised to reflect final Prospectus for underwritten offering.]

(b)          Each Underwriter severally and not jointly agrees to indemnify and hold harmless the MHC, the Company and the Bank, their directors or trustees, as applicable, each of their officers who signed the Registration Statement, and each person, if any, who controls the MHC, the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, judgment, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, of a material fact made in the Preliminary Prospectus, the Prospectus or the General Disclosure Package or any Issuer-Represented Free Writing Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with the Underwriters’ Information.

B-26

(c)          Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability that it may have otherwise than on account of this indemnity agreement. If any such action shall be brought or asserted against an indemnified party and such indemnified party shall have notified the indemnifying party thereof, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party (who shall not, without the consent of the indemnified party, be counsel to the indemnifying party) to represent the indemnified party in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to such indemnified party that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. An indemnifying party may participate at its own expense in the defense of any such action. The indemnifying party shall not be liable for the fees and expenses of more than one counsel (in addition to no more than one local counsel in each separate jurisdiction in which any action or proceeding is commenced) separate from such indemnifying party’s own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Notwithstanding anything to the contrary in this Section 6, the indemnifying party shall not, without the prior written consent of an indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened action in respect of which indemnity could have been sought hereunder by such indemnified party unless (i) such settlement includes an unconditional release of such indemnified party in form and substance satisfactory to such indemnified party from all liability on claims that are the subject matter of such action and (ii) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)          The MHC, the Company and the Bank also agree that no Underwriter shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the MHC, the Bank, the Company and its security holders or the MHC’s, the Bank’s or the Company’s creditors relating to or arising out of the performance by the Underwriters of the services contemplated by, this Agreement, except to the extent that any liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from such Underwriter’s bad faith, willful misconduct or gross negligence.

(e)          In addition to, and without limiting, the provisions of Section (6)(a)(iv) hereof, in the event that an Underwriter, any person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act or any of its partners, directors, officers, employees, affiliates or agents is requested or required to appear as a witness or otherwise gives testimony in any action, proceeding, investigation or inquiry brought by or on behalf of or against the MHC, the Company, the Bank, the Underwriter or any of its affiliates or any participant in the transactions contemplated hereby in which the Underwriter or such person or agent is not named as a defendant, the MHC, the Company and the Bank jointly and severally agree to reimburse the Underwriter and its partners, directors, officers, employees or agents for all reasonable and necessary out-of-pocket expenses incurred by them in connection with preparing or appearing as a witness or otherwise giving testimony and to compensate the Underwriter and its partners, directors, officers, employees or agents in an amount to be mutually agreed upon.

B-27

SECTION 7. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 hereof is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms or is insufficient in respect of any losses, liabilities, claims, judgments, damages or expenses referred to therein, the MHC, the Company, the Bank, and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the MHC, the Company or the Bank and the Underwriters, as incurred, in such proportions (i) that the Underwriters are responsible for that portion represented by the percentage that the total underwriting discounts and commissions received by the Underwriters bear to the total net proceeds from the Public Offering of the Shares (before deducting expenses) received by the Company, in each case as set forth in the table on the cover page of the Prospectus, and the MHC, the Company and the Bank are jointly and severally responsible for the balance or (ii) if, but only if, the allocation provided for in clause (i) is for any reason held unenforceable, in such proportion as is appropriate to reflect not only the relative benefits to the MHC, the Company and the Bank on the one hand and the Underwriters on the other, as reflected in clause (i), but also the relative fault of the MHC, the Company and the Bank on the one hand and the Underwriters on the other, as well as any other relevant equitable considerations; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and its respective partners, directors, officers, employees, affiliates and agents shall have the same rights to contribution as the Underwriters, and each trustee of the MHC, each director of the Company and the Bank, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the MHC, the Company or the Bank within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company and the Bank. Notwithstanding anything to the contrary set forth herein, to the extent permitted by applicable law, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the MHC, the Company or the Bank submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriters or controlling persons, or by or on behalf of the Company, and shall survive delivery of the Shares.

SECTION 9. DEFAULT BY UNDERWRITERS.

(a)          If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, the Representative may in its discretion arrange for it or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representative does not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representative to purchase such Shares on such terms. In the event that, within the respective prescribed periods, the Representative notifies the Company that it has so arranged for the purchase of such Shares, or the Company notifies the Representative that it has so arranged for the purchase of such Shares, the Representative or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the Representative’s opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

B-28

(b)          If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in Section 9(a), the aggregate number of such Shares which remains unpurchased does not exceed one tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)          If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided in Section 9(a) hereof, the aggregate number of such Shares which remains unpurchased exceeds one tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in Section 9(b) hereof to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for obligations under Section 4 and the indemnity and contribution agreements in Sections 6 and 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(d)          If this Agreement is terminated pursuant to Section 9(c) hereof, none of the Company, the Bank or the MHC shall then be under any liability to any Underwriter except as provided in Sections 4, 6 and 7 hereof; but, if this Agreement is terminated pursuant to Section 5 or for any other reason, and Shares are not delivered by or on behalf of the Company as provided herein, the Company, the Bank and the MHC, jointly and severally, will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, incurred by the Underwriters in connection with the transactions contemplated hereby, including, without limitation, marketing, syndication and travel expenses incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 7 hereof.

SECTION 10. TERMINATION OF AGREEMENT

(a)          The Representative may terminate this Agreement, by notice to the Company, at any time at or prior to the Time of Delivery(i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement, any Material Adverse Effect, whether or not arising in the ordinary course of business, (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which, in the good faith opinion of the Representative, are so material and adverse as to make it impracticable to market the Shares or to enforce contracts, including subscriptions or orders, for the sale of the Shares, (iii) if trading generally on the Nasdaq, the NYSE MKT or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by any of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities, (iv) if any condition specified in Section 5 hereof shall not have been fulfilled when and as required to be fulfilled; or (v) if there shall have been such material adverse change in the condition or prospects of the Company or the Bank or the prospective market for the Company’s Securities as in the Representative’s good faith opinion would make it inadvisable to proceed with the offering, sale or delivery of the Shares.

B-29

(b)          If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Sections 2 and 4 hereof relating to the reimbursement of expenses and except that the provisions of Sections 6 and 7 hereof shall survive any termination of this Agreement.

SECTION 11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Representative shall be directed to 1251 Avenue of the Americas, 6 th Floor, New York, New York 10020, attention of General Counsel, with a copy to Philip Ross Bevan, Esq. at Silver, Freedman, Taff & Tiernan LLP, 3299 K Street, N.W., Suite 100, Washington, D.C. 20007; notices to the MHC, the Company and the Bank shall be directed to any of them at 2 Jefferson Plaza, Poughkeepsie, New York 12601, attention of Michael J. Quinn, President and Chief Executive Officer, with a copy to Eric Luse, Esq. at Luse Gorman, PC, 5335 Wisconsin Avenue, N.W., Suite 780, Washington, D.C. 20015.

SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and the Bank and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Company and the Bank and their respective successors and the controlling persons and the partners, officers, directors, trustees, employees, affiliates and agents referred to in Sections 6 and 7 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein or therein contained. This Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the Underwriters, the Company, the MHC and the Bank and their respective successors, and said controlling persons, partners, officers, directors and trustees and their heirs, partners, legal representatives, and for the benefit of no other person, firm or corporation.

SECTION 13. ENTIRE AGREEMENT; AMENDMENT. This Agreement represents the entire understanding of the parties hereto with reference to the Public Offering contemplated hereby and supersedes any and all other oral or written agreements heretofore made, except for (i) the engagement letter dated June 29, 2018, by and among Sandler O’Neill, the MHC and the Bank, relating to Sandler O’Neill’s service as records management agent in connection with the Offerings and (ii) Agency Agreement relating to Sandler O’Neill serving as marketing agent in the Subscription Offering and the Community Offering. No waiver, amendment or other modification of this Agreement shall be effective unless in writing and signed by the parties hereto.

SECTION 14. GOVERNING LAW AND TIME. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State without regard to the conflicts of laws provisions thereof. Unless otherwise noted, specified times of day refer to Eastern time.

SECTION 15. SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.

B-30

SECTION 16. HEADINGS. Section headings are not to be considered part of this Agreement, are for convenience and reference only, and are not to be deemed to be full or accurate descriptions of the contents of any paragraph or subparagraph.

[The next page is the signature page]

B-31

If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, the Bank and the MHC. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

Very truly yours,

RHINEBECK BANCORP, MHC
(a Federal mutual holding company)

By:
Michael J. Quinn
President and Chief Executive Officer

RHINEBECK BANCORP, INC.
(a Maryland corporation)

By:
Michael J. Quinn
President and Chief Executive Officer

RHINEBECK BANK

By:
Michael J. Quinn
President and Chief Executive Officer

CONFIRMED AND ACCEPTED

As of date first above written:

Sandler O’Neill & Partners, L.P.

As Representative of the Several Underwriters

By:	Sandler O’Neill & Partners Corp.,
the sole general partner

By:
Name:
Authorized Signatory

B-32

SCHEDULE I

Underwriter	Total Number of Shares to be Purchased

Sandler O’Neill & Partners, L.P.

Total

S-1

EXHIBIT A TO UNDERWRITING AGREEMENT

SUBSIDIARIES

Active:

Pleasant View Subdivision, LLC

Inactive:

Duchess Golf Club, LLC
New Horizons Asset Management Group, LLC

A-1

EXHIBIT B TO UNDERWRITING AGREEMENT

FORM OF OPINION OF LUSE GORMAN, PC

[Intentionally omitted]

B-1

EXHIBIT C TO AGENCY AGREEMENT

FORM OF OPINION OF LUSE GORMAN, PC

[Intentionally omitted]

C-1